SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [x]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to § 240.14a-12

TRANSOCEAN LTD.
(Name of Registrant as Specified In Its Charter)

ICAHN PARTNERS LP
ICAHN PARTNERS MASTER FUND LP
ICAHN PARTNERS MASTER FUND II LP
ICAHN PARTNERS MASTER FUND III LP
HIGH RIVER LIMITED PARTNERSHIP
HOPPER INVESTMENTS LLC
BARBERRY CORP.
ICAHN ONSHORE LP
ICAHN OFFSHORE LP
ICAHN CAPITAL LP
IPH GP LLC
ICAHN ENTERPRISES HOLDINGS L.P.
ICAHN ENTERPRISES G.P. INC.
BECKTON CORP.
CARL C. ICAHN
JOSÉ MARIA ALAPONT
JOHN J. LIPINSKI
SAMUEL MERKSAMER
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

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     4)          Proposed maximum aggregate value of transaction:

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[ ]           Fee paid previously with preliminary materials.

[ ]           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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[PRELIMINARY PROXY MATERIALS, SUBJECT TO COMPLETION]

2013 ANNUAL GENERAL MEETING OF SHAREHOLDERS

OF

TRANSOCEAN LTD.

___________________

PROXY STATEMENT

DATED [__________], 2013

OF

ICAHN PARTNERS LP
ICAHN PARTNERS MASTER FUND LP
ICAHN PARTNERS MASTER FUND II L.P.
ICAHN PARTNERS MASTER FUND III L.P.
HIGH RIVER LIMITED PARTNERSHIP
HOPPER INVESTMENTS LLC
BARBERRY CORP.
ICAHN ONSHORE LP
ICAHN OFFSHORE LP
ICAHN CAPITAL L.P.
IPH GP LLC
ICAHN ENTERPRISES HOLDINGS L.P.
ICAHN ENTERPRISES G.P. INC.
BECKTON CORP.
CARL C. ICAHN
JOSÉ MARIA ALAPONT
JOHN J. LIPINSKI
SAMUEL MERKSAMER
___________________

To Our Fellow Transocean Shareholders:

This Proxy Statement and the accompanying proxy card (the “Proxy Card”) are being furnished to Shareholders (“Shareholders”) of Transocean Ltd., 10 Chemin de Blandonnet, 1214 Vernier, CH-1214 Geneva, Switzerland (the “Company”) in connection with the solicitation of proxies by Carl C. Icahn and the Participants (as hereinafter defined) (collectively, the “Icahn Group”), to be used at the 2013 annual general meeting (the “Annual General Meeting”) of Shareholders of Transocean Ltd. which is scheduled to be held at the Theater Casino Zug, Artherstrasse 2−4, CH−6300 Zug, Switzerland, on Friday, May 17, 2013, at 5:00 p.m. (Swiss time), and at any adjournments, postponements or continuations thereof. This Proxy Statement and the accompanying proxy card are first being furnished to Shareholders on or about [___________], 2013.

According to the Company’s proxy statement filed with the Securities and Exchange Commission on or about [      ], 2013 in connection with the Annual General Meeting (the “Company Proxy Statement”), pursuant to Swiss law, the Company is required to include the candidates nominated by the Icahn Group on the Company’s proxy card (the “Company Proxy Card”) accompanying the Company Proxy Statement.  As a result, Shareholders have the opportunity to vote on the Company Proxy Card for both the candidates nominated by Icahn Group (the “Icahn Nominees”) as well as those nominated by the Company (the “Company Nominees”).

Similar to the Company Proxy Card, the Icahn Group’s Proxy Card accompanying this Proxy Statement lists each of the Icahn Nominees and each of the Company Nominees which allows Shareholders the opportunity to use the Icahn Group’s Proxy Card to vote for the Icahn Nominees as well as the Company Nominees. The Icahn Group notes, however, that it is not soliciting you to vote for the Company Nominees.

WE STRONGLY URGE YOU TO VOTE THE PROXY CARD (I) FOR THE ELECTION OF JOSÉ MARIA ALAPONT, JOHN J. LIPINSKI, SAMUEL MERKSAMER, FREDERICO F. CURADO AND STEVEN L. NEWMAN AS DIRECTORS, (II) FOR THE PAYMENT OF A DISTRIBUTION IN PRINCIPLE, (III) FOR OUR PROPOSAL OF A DISTRIUTION OF QUALIFYING ADDITIONAL PAID-IN CAPITAL IN THE FORM OF A DIVIDEND IN THE AMOUNT OF USD 4.00 PER OUTSTANDING SHARE OF THE COMPANY, (IV) AGAINST THE READOPTION OF AUTHORIZED SHARE CAPITAL AND (V) FOR OUR PROPOSAL TO REPEAL THE COMPANY’S STAGGERED BOARD, BY MARKING, SIGNING, DATING AND RETURNING THE PROXY CARD PROVIDED TO YOU IN THIS PROXY STATEMENT.

IN ADDITION, WE URGE YOU TO DELIVER YOUR COMPLETED PROXY CARD TO THE INDEPENDENT REPRESENTATIVE, RAINER HAGER, AT:

RAINER HAGER
ATTORNEY AT LAW AND NOTARY
SCHWEIGER, ADVOKATUR/NOTARIAT
DAMMSTRASSE 19
CH-6300 ZUG
SWITZERLAND

YOUR PROXY CARD MUST BE RECEIVED BY THE COMPANY NO LATER THAN 8:00 A.M. EASTERN DAYLIGHT TIME (EDT), 2:00 P.M SWISS TIME, ON MAY 17, 2013.  VOTES INDICATED IN PROXY CARDS RECEIVED AFTER THAT TIME WILL NOT BE VOTED AT THE 2013 ANNUAL GENERAL MEETING.

This Proxy Statement, as well as other proxy materials to be distributed by the Participants (as hereinafter defined), are available free of charge online at www.dfking.com/rig.

Agenda Items

(1)           Approval of the 2012 Annual Report, including the Consolidated Financial Statements of Transocean Ltd. for Fiscal Year 2012 and the Statutory Financial Statements of Transocean Ltd. for Fiscal Year 2012.

Proposal of the Board of Directors
The Board of Directors has proposed that the 2012 Annual Report, including the consolidated financial statements for fiscal year 2012 and the statutory financial statements for fiscal year 2012, be approved.

Recommendation
The Icahn Group has determined to make no voting recommendation to Shareholders with respect to this proposal number 1.

(2)           Appropriation of the Available Earnings for Fiscal Year 2012.

Proposal of the Board of Directors
The Board of Directors has proposed that all available earnings of the Company be carried forward.

in CHF thousands
Balance brought forward from previous years	161,491
Net profit of the year	(71,207)
Total available earnings	90,284

Appropriation of available earnings
Balance to be carried forward on this account	90,284

Recommendation
The Icahn Group has determined to make no voting recommendation to Shareholders with respect to this proposal number 2.

(3)           Distribution of a Dividend out of General Legal Reserves From Capital Contribution (by way of a release and allocation of general legal reserves from capital contribution to dividend reserve from capital contribution).

3.1    Payment of a Distribution in Principle

Proposal of the Board of Directors
The Board of Directors has proposed that a dividend out of general legal reserves from capital contribution be distributed to shareholders.

Recommendation
The Icahn Group recommends you vote "FOR" this proposal number 3.1.

3.2(A)    The Board of Directors Distribution Proposal

Proposal of the Board of Directors
The Board of Directors has proposed that (A) CHF 1,595,054,382 of general legal reserves from capital contribution be released and allocated to "dividend reserve from capital contributions" (the " Dividend Reserve"), (B) a dividend in the amount of USD 2.24 per outstanding share of the Company be distributed out of, and limited at a maximum to the amount of, such Dividend Reserve and paid in installments at such times and at such record dates as shall be determined by the Board of Directors in its discretion, and (C) any amount of the Dividend Reserve remaining after payment of the final installment be automatically reallocated to "general legal reserves from capital contribution." Dividend payments shall be made with respect to the outstanding share capital of the Company on the record date for the applicable installment, which amount will exclude any shares held by the Company or any of its direct or indirect subsidiaries. The Board of Directors' proposed shareholder resolution is included in Exhibit A.

Proposed Release and Allocation of General Legal Reserves From Capital Contribution to Dividend Reserve From Capital Contribution
CHF
General legal reserves from capital contribution, as of December 31, 2012	11,165,391,332
less release to Dividend Reserve	(1,595,054,382)
Remaining general legal reserves from capital contribution	9,570,336,950

Recommendation
The Icahn Group recommends you vote "AGAINST" this proposal number 3.2(A).

3.2(B) Icahn Group Distribution Proposal

The Icahn Group has requested the inclusion of the following item and proposal on the agenda of the 2013 annual general meeting: (A) CHF 2,110,000,000 shall be released from "legal reserve, reserve from capital contributions," and such amount shall be allocated to "free reserve, dividend reserve from capital contributions," and (B) a dividend in the amount of USD 4.00 per share of the Company be distributed out of such "legal reserve, reserve from capital contributions" and paid in four equal quarterly installments. Dividend payments shall be made with respect to the outstanding share capital of the Company on the record date for the applicable installment, which amount will exclude any shares held by the Company or any of its direct or indirect subsidiaries. The Icahn Group’s proposed shareholder resolution is included in Exhibit B.

Recommendation
The Icahn Group recommends you vote "FOR" this proposal number 3.2(B).

(4)           Readoption of Authorized Share Capital.

Proposal of the Board of Directors
The Board of Directors has proposed that its authority to issue shares out of the Company's authorized share capital, which will expire on May 13, 2013, be readopted for a new two-year period, expiring on May 17, 2015. Under the proposal, the Board of Directors' authority to issue new shares in one or several steps will be limited to a maximum of 74,728,750 shares, or 19.99% of the currently existing stated share capital of the Company. The Board of Directors does not currently have plans to issue share capital under this authorization. The proposed amendments to the Articles of Association are included in the Company Proxy Statement.

Recommendation
The Icahn Group recommends you vote “AGAINST” this proposal number 4.

(5)           Shareholder Proposal to Repeal the Company's Staggered Board.

The Icahn Group has requested that an amendment to Article 23 of the Articles of Association be put on the agenda such that (i) all members of the Board of Directors who will be elected at the 2013 Annual General Meeting, or any general meeting of shareholders called thereafter, shall be elected without reference to any class of directors for a term of office of one year (instead of three years), and (ii) the three classes of directors are abolished no later than as from the annual general meeting to be held in 2015. The proposed new provision of Article 23 of the Articles of Association, which shall replace the existing Article 23 in its entirety, is included in Agenda Item 5 (changes to the current version of Article 23 are marked).

Recommendation
The Icahn Group recommends you vote “FOR” this proposal number 5.

(6)           Election and Reelection of Directors.

Company Proposal: Election of One New Director and Reelection of Four Directors as Follows:

6.1   Election of Frederico F. Curado as a Director.

Proposal of the Board of Directors
The Board of Directors has proposed that Frederico F. Curado be elected as a director.

6.2   Reelection of Steven L. Newman as a Director.

Proposal of the Board of Directors.
The Board of Directors has further proposed that Steven L. Newman be reelected as a director.

6.3   Reelection of Thomas W. Cason.

Proposal of the Board of Directors
The Board of Directors has further proposed that Thomas W. Cason be reelected as a director.

6.4    Reelection of Robert M. Sprague.

Proposal of the Board of Directors
The Board of Directors has further proposed that Robert M. Sprague be reelected as a director.

6.5    Reelection of J. Michael Talbert.

Proposal of the Board of Directors
The Board of Directors has further proposed that J. Michael Talbert be reelected as a director.

Each of the foregoing nominees is to be elected as a Class II Director for a three-year term if the shareholder proposal to repeal the Company's staggered board (Agenda Item 5) is not approved and for a one-year term if the shareholder proposal to repeal the Company's staggered board (Agenda Item 5) is approved.

The Icahn Group Proposal: Election of Three New Directors:

The Icahn Group has requested that the Icahn Nominees set forth below be elected to the Board of Directors. The Icahn Group proposes that each of the Icahn Nominees be elected either (i) as members of the Board of Directors for a one-year term, if the Annual General Meeting approves the proposed amendment to Article 23 of the Articles of Association pursuant to agenda item 5, or (ii) as Class II Directors of the Board of Directors for a three-year term, if the Annual General Meeting did not approve the proposed amendment to Article 23 of the Articles of Association pursuant to Agenda Item 5.

6.6    Election of John J. Lipinski

Proposal of the Icahn Group
The Icahn Group proposes that John J. Lipinski be elected as a director.

6.7    Election of José Maria Alapont

Proposal of the Icahn Group
The Icahn Group further proposes that José Maria Alapont be elected as a director.

6.8    Election of Samuel Merksamer

Proposal of the Icahn Group
The Icahn Group further proposes that Samuel Merksamer be elected as a director.

Recommendation
The Icahn Group recommends you vote "FOR" the election of John J. Lipinski, José Maria Alapont, Samuel Merksamer, Frederico F. Curado and Steven L. Newman, as directors and "AGAINST" the election of Thomas W. Cason, Robert M. Sprague and J. Michael Talbert as directors.

(7) Appointment of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for Fiscal Year 2013 and Reelection of Ernst & Young Ltd, Zurich, as the Company's Auditor for a Further One-Year Term.

Proposal of the Board of Directors
The Board of Directors has proposed that Ernst & Young LLP be appointed as Transocean Ltd.'s independent registered public accounting firm for the fiscal year 2013 and that Ernst & Young Ltd, Zurich, be reelected as Transocean Ltd.'s auditor pursuant to the Swiss Code of Obligations for a further one-year term, commencing on the day of election at the 2013 annual general meeting and terminating on the day of the 2014 annual general meeting.

Recommendation
The Icahn Group recommends you vote "FOR" this proposal number 7.

(8) Advisory Vote to Approve Named Executive Officer Compensation.

Proposal of the Board of Directors
The Board of Directors has proposed that shareholders be provided with an advisory vote to approve the compensation of the Company's Named Executive Officers, as disclosed in the Compensation Discussion and Analysis, the accompanying compensation tables and the related narrative disclosure in the Company Proxy Statement.

Recommendation
The Icahn Group has determined to make no voting recommendation to Shareholders with respect to this proposal number 8.

IMPORTANT

YOUR VOTE IS EXTREMELY IMPORTANT.

IF YOU HAVE ALREADY SENT A PROXY CARD TO THE COMPANY, YOU MAY REVOKE YOUR PROXY BY DELIVERING A LATER-DATED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.  SEE “VOTING PROCEDURES” AND “PROXY PROCEDURES” BELOW.

According to the Company Proxy Statement, pursuant to Swiss law, the Company is required to include the candidates nominated by the Icahn Group on the Company Proxy Card accompanying the Company Proxy Statement.  As a result, Shareholders have the opportunity to vote on the Company Proxy Card for both the Icahn Nominees as well as the Company Nominees.

Similar to the Company Proxy Card, the Icahn Group’s Proxy Card accompanying this Proxy Statement lists each of the Icahn Nominees and each of the Company Nominees which allows Shareholders the opportunity to use the Icahn Group’s Proxy Card to vote for the Icahn Nominees as well as the Company Nominees. The Icahn Group notes, however, that it is not soliciting you to vote for the Company Nominees.

WE STRONGLY URGE YOU TO VOTE THE PROXY CARD (I) FOR THE ELECTION OF JOSÉ MARIA ALAPONT, JOHN J. LIPINSKI, SAMUEL MERKSAMER, FREDERICO F. CURADO AND STEVEN L. NEWMAN AS DIRECTORS, (II) FOR THE PAYMENT OF A DISTRIBUTION IN PRINCIPLE, (III) FOR OUR PROPOSAL OF A DISTRIUTION OF QUALIFYING ADDITIONAL PAID-IN CAPITAL IN THE FORM OF A DIVIDEND IN THE AMOUNT OF USD 4.00 PER OUTSTANDING SHARE OF THE COMPANY, (IV) AGAINST THE READOPTION OF AUTHORIZED SHARE CAPITAL AND (V) FOR OUR PROPOSAL TO REPEAL THE COMPANY’S STAGGERED BOARD, BY MARKING, SIGNING, DATING AND RETURNING THE PROXY CARD PROVIDED TO YOU IN THIS PROXY STATEMENT.

IN ADDITION, WE URGE YOU TO DELIVER YOUR COMPLETED PROXY CARD TO THE INDEPENDENT REPRESENTATIVE, RAINER HAGER, AT:

RAINER HAGER
ATTORNEY AT LAW AND NOTARY
SCHWEIGER, ADVOKATUR/NOTARIAT
DAMMSTRASSE 19
CH-6300 ZUG
SWITZERLAND

YOUR PROXY CARD MUST BE RECEIVED BY THE COMPANY NO LATER THAN 8:00 A.M. EASTERN DAYLIGHT TIME (EDT), 2:00 P.M SWISS TIME, ON MAY 17, 2013.  VOTES INDICATED IN PROXY CARDS RECEIVED AFTER THAT TIME WILL NOT BE VOTED AT THE 2013 ANNUAL GENERAL MEETING.

SEE "VOTING PROCEDURES" AND "PROXY PROCEDURES" BELOW.

If you attend the Annual General Meeting and you beneficially own Shares but are not the record owner, your mere attendance at the Annual General Meeting WILL NOT be sufficient to revoke your prior given Proxy Card. You must have written authority from the record owner to vote the Shares in its name at the meeting. Contact D.F. King & Co., Inc. at the number shown in this Proxy Statement for assistance or if you have any questions.

If you have any questions or require any assistance in executing and delivering your proxy, please call:

D.F. King & Co., Inc.
Shareholders call toll-free: (800) 347-4750
Banks and Brokers call collect: (212) 269-5550

The Proxy Statement, as well as other proxy materials distributed by the Icahn Group, are available free of charge online at www.dfking.com/rig.

Only Shareholders registered in the Company’s share register as of April 30, 2013 (the “Record Date”) have the right to attend the Annual General Meeting and vote their Shares (in person or by proxy). According to the Company Proxy Statement for the Annual General Meeting, as of March 20, 2013, there were 370,967,382 Shares outstanding, which excludes 2,863,267 Shares that are held by the Company or its subsidiary, Transocean Inc.  Only the registered holders of Shares on the Record Date are entitled to notice of, to attend and vote at, the Annual General Meeting.  Holders of Shares on the Record Date are entitled to one vote for each Share held.

As of the date of this Proxy Statement, the Icahn Group and its affiliates beneficially owned an aggregate of 20,154,035 Shares, representing approximately 5.43% of the outstanding Shares (based on the number of Shares stated by the Company in the Company Proxy Statement outstanding as of March 20, 2013). The Icahn Group and its affiliates intend to vote such Shares (i) FOR the election of José Maria Alapont, John J. Lipinski, Samuel Merksamer, as directors, (ii) FOR the payment of a distribution in principle, (iii) FOR our proposal of a distribution of qualifying additional paid-in capital in the form of a dividend in the amount of USD 4.00 per outstanding Share of the Company, (iv) AGAINST the readoption of authorized share capital and (v) FOR our proposal to repeal the Company’s staggered board.

WE STRONGLY URGE YOU TO VOTE THE PROXY CARD (I) FOR THE ELECTION OF JOSÉ MARIA ALAPONT, JOHN J. LIPINSKI, SAMUEL MERKSAMER, FREDERICO F. CURADO AND STEVEN L. NEWMAN AS DIRECTORS, (II) FOR THE PAYMENT OF A DISTRIBUTION IN PRINCIPLE, (III) FOR OUR PROPOSAL OF A DISTRIUTION OF QUALIFYING ADDITIONAL PAID-IN CAPITAL IN THE FORM OF A DIVIDEND IN THE AMOUNT OF USD 4.00 PER OUTSTANDING SHARE OF THE COMPANY, (IV) AGAINST THE READOPTION OF AUTHORIZED SHARE CAPITAL AND (V) FOR OUR PROPOSAL TO REPEAL THE COMPANY’S STAGGERED BOARD, BY MARKING, SIGNING, DATING AND RETURNING THE PROXY CARD PROVIDED TO YOU IN THIS PROXY STATEMENT.

IN ADDITION, WE URGE YOU TO DELIVER YOUR COMPLETED PROXY CARD TO THE INDEPENDENT REPRESENTATIVE, RAINER HAGER, AT:

RAINER HAGER
ATTORNEY AT LAW AND NOTARY
SCHWEIGER, ADVOKATUR/NOTARIAT
DAMMSTRASSE 19
CH-6300 ZUG
SWITZERLAND

YOUR PROXY CARD MUST BE RECEIVED BY THE COMPANY NO LATER THAN 8:00 A.M. EASTERN DAYLIGHT TIME (EDT), 2:00 P.M SWISS TIME, ON MAY 17, 2013.  VOTES INDICATED IN PROXY CARDS RECEIVED AFTER THAT TIME WILL NOT BE VOTED AT THE 2013 ANNUAL GENERAL MEETING.

Participants in Solicitation of Proxies

In addition to the Icahn Nominees (who are José Maria Alapont, John J. Lipinski and Samuel Merksamer), the participants in the solicitation of proxies (the “Participants”) from Shareholders of the Company. include the following: Carl C. Icahn, a citizen of the United States, High River Limited Partnership, a Delaware limited partnership (“High River”), Hopper Investments LLC, a Delaware limited liability company (“Hopper”), Barberry Corp., a Delaware corporation (“Barberry”), Icahn Partners LP, a Delaware limited partnership (“Icahn Partners”), Icahn Partners Master Fund LP, a Delaware limited partnership (“Icahn Master”), Icahn Partners Master Fund II L.P., a Delaware limited partnership (“Icahn Master II”), Icahn Partners Master Fund III L.P., a Delaware limited partnership (“Icahn Master III”), Beckton Corp., a Delaware corporation (“Beckton”), Icahn Enterprises G.P. Inc., a Delaware corporation (“Icahn Enterprises GP”), Icahn Enterprises Holdings L.P., a Delaware limited partnership (“Icahn Enterprises Holdings”), IPH GP LLC, a Delaware limited liability company (“IPH”), Icahn Capital LP, a Delaware limited partnership (“Icahn Capital”), Icahn Onshore LP, a Delaware limited partnership (“Icahn Onshore”) and Icahn Offshore LP, a Delaware limited partnership (“Icahn Offshore”).

Icahn Partners, Icahn Master, Icahn Master II, Icahn Master III and High River (collectively, the “Icahn Parties”), are entities controlled by Mr. Carl C. Icahn. Mr. Merksamer is employed by an entity affiliated with Carl Icahn who will participate in soliciting proxies from the Company’s Shareholders. From time to time, Mr. Merksamer may serve on the boards of directors of entities in which Carl Icahn and/or his affiliates have an interest but do not control. In such situations Mr. Merksamer may receive customary director compensation from such entities (which may include cash fees, equity awards, reimbursement of travel expenses, indemnification and the like). Except as described herein, none of Messrs. Alapont, Lipinski or Merksamer beneficially owns any interest in securities of the Company and none of Messrs. Alapont, Lipinski or Merksamer will receive any special compensation in connection with such solicitation of proxies from the Company’s Shareholders.

Annex A attached hereto sets forth, as to the Icahn Nominees and the other Participants, all transactions in securities of the Company effected during the past two years and their beneficial ownership of securities of the Company.

With respect to each Participant (including the Icahn Nominees), except as set forth herein or in any of the Annexes attached hereto, (i) such Participant is not, nor was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; and (ii) neither such Participant nor any of such Participant’s associates have any arrangement or understanding with any person with respect to (A) any future employment by the Company or its affiliates or (B) any future transactions to which the Company or any of its affiliates will or may be a party.

Mr. Icahn has an interest in the election of directors at the Annual General Meeting indirectly through the beneficial ownership of securities, as further described in Annex A. Messrs. Alapont and Lipinski are each party to a Nominee Agreement, substantially in the form attached hereto as Annex B, pursuant to which Icahn Capital has agreed to indemnify each of them with respect to certain costs incurred by each such Nominee in connection with the proxy contest relating to the Annual General Meeting. Except as disclosed in this Proxy Statement, including the Annexes attached hereto and as provided in the Nominee Agreement, none of the Icahn Nominees will receive any compensation from any of the Participants or any of their affiliates in connection with this proxy solicitation. Each of Messrs. Alapont and Lipinski has an interest in the election of directors at the Annual General Meeting pursuant to the Nominee Agreement.

Each of Messrs. Lipinski and Merksamer is employed by entities affiliated with Carl Icahn and have entered into agreements relating to the terms of such employment with the applicable entity.  Until his retirement, Mr. Alapont was previously employed by Federal-Mogul Corporation, an entity affiliated with Carl Icahn, and currently serves on the Board of Directors of Federal-Mogul.  In connection with Mr. Alapont’s retirement from Federal-Mogul, Mr. Alapont entered into a letter agreement with Federal-Mogul regarding his retirement and subsequent consulting services.   In addition, in February 2013, an affiliate of Mr. Icahn, Icahn Capital LP, paid Mr. Alapont $25,000 for serving as a director nominee to the Board of Directors of Oshkosh Corporation.

The Icahn Nominees would not be barred from being considered independent under the independence requirements of the New York Stock Exchange and the independence standards applicable to the Company under paragraph (a)(1) of Item 407 of Regulation S-K under the Securities Exchange Act of 1934, as amended.

With respect to the Agenda Items below proposed by the Board of Directors, please refer to the Company Proxy Statement for a detailed discussion of these Agenda Items, including various arguments in favor of and against such proposals.

AGENDA ITEM 1.

Approval of the 2012 Annual Report, including the Consolidated Financial Statements of
Transocean Ltd. for Fiscal Year 2012 and the Statutory Financial Statements of Transocean Ltd. for Fiscal Year 2012

Proposal of the Board of Directors
The Board of Directors has proposed that the 2012 Annual Report, including the consolidated financial statements of Transocean Ltd. for fiscal year 2012 and the statutory financial statements for fiscal year 2012, be approved.

Voting Requirement to Approve Proposal
According to the Company Proxy Statement, the affirmative "FOR" vote of a majority of the votes cast in person or by proxy at the annual general meeting, not counting abstentions, broker non-votes or blank or invalid ballots which will have no effect on this proposal.

Recommendation
 The Icahn Group has determined to make no voting recommendation to Shareholders with respect to this agenda item 1.

AGENDA ITEM 2.
Appropriation of the Available Earnings for Fiscal Year 2012

Proposal of the Board of Directors
The Board of Directors has proposed that all available earnings of the Company be carried forward.

in CHF thousands
Appropriation of Available Earnings
Balance brought forward from previous years	161,491
Net profit of the year	(71,207)
Total available earnings	90,284

Appropriation of Available Earnings
Balance to be carried forward on this account	90,284

Voting Requirement to Approve Proposal
According to the Company Proxy Statement, the affirmative "FOR" vote of a majority of the votes cast in person or by proxy at the annual general meeting, not counting abstentions, broker non-votes or blank or invalid ballots which will have no effect on this proposal.

Recommendation
The Icahn Group has determined to make no voting recommendation to Shareholders with respect to this agenda item 2.

AGENDA ITEM 3.
Distribution of a Dividend out of General Legal Reserves From Capital Contribution
(by way of a release and allocation of general legal reserves from capital contribution to dividend reserve from capital contribution)

Agenda Item 3.1 Payment of a Dividend in Principle

Proposal of the Board of Directors
The Board of Directors has proposed that a distribution of a dividend out of general legal reserves from capital contribution be made to shareholders.

Voting Requirement to Approve Proposal
According to the Company Proxy Statement, the affirmative "FOR" vote of a majority of the votes cast in person or by proxy at the annual general meeting, not counting abstentions, broker non-votes or blank or invalid ballots which will have no effect on this proposal.

Recommendation
The Icahn Group recommends a vote "FOR" this proposal.

Agenda Item 3.2(A) Company Distribution Proposal

Proposal of the Board of Directors
The Board of Directors has proposed that (A) CHF 1,595,054,382 of general legal reserves from capital contribution be released and allocated to "dividend reserve from capital contributions" (the "Dividend Reserve"), (B) a dividend in the amount of USD 2.24 per outstanding share of the Company be distributed out of, and limited at a maximum to the amount of, such Dividend Reserve and paid in installments at such times and at such record dates as shall be determined by the Board of Directors in its discretion, and (C) any amount of the Dividend Reserve remaining after payment of the final installment be automatically reallocated to "general legal reserves from capital contribution." Dividend payments shall be made with respect to the outstanding share capital of the Company on the record date for the applicable installment, which amount will exclude any shares held by the Company or any of its direct or indirect subsidiaries. The Board of Directors' proposed shareholder resolution is included in Exhibit A.

Recommendation
The Icahn Group recommends a vote "AGAINST" agenda item 3.2(A).

Agenda Item 3.2(B) Icahn Group Distribution Proposal

The Icahn Group proposes that (A) CHF 2,110,000,000.00 be released from "legal reserve, reserve from capital contributions", and such amount be allocated to Dividend Reserve and (B) a dividend in the amount of USD 4.00 per share of the Company be distributed out of such Dividend Reserve and paid in four equal quarterly installments. Dividend payments shall be made with respect to the outstanding share capital of the Company on the record date for the applicable installment, which amount will exclude any shares held by the Company or any of its direct or indirect subsidiaries.  The Icahn Group's proposed shareholder resolution is set forth in Exhibit B.

Voting Requirement to Approve Agenda Item 3.2(A) or 3.2(B)
According to the Company Proxy Statement, assuming Agenda Item 3.1 (Payment of a Distribution in Principle) receives "FOR" votes representing a majority of the votes cast in person or by proxy at the annual general meeting, not counting abstentions, broker non-votes or blank or invalid ballots which will have no effect on such item, then, as between Agenda Item 3.2(A) (the Company Distribution Proposal) and Agenda Item 3.2(B) (the Icahn Group Distribution Proposal), only the proposal receiving the greater number of "FOR" votes (not counting abstentions, broker non-votes, blank or invalid ballots which will have no effect on these proposals ) will be considered passed. If any shareholder casts a "FOR" vote on both Agenda Item 3.2(A) (the Company Distribution Proposal) and Agenda Item 3.2(B) (the Icahn Group Distribution Proposal), that vote will be considered invalid and will not be counted which will have no effect on these proposals.

Recommendation
The Icahn Group recommends that you vote "AGAINST" Agenda Item 3.2(A) (the Company Distribution Proposal) and that you vote "FOR" Agenda Item 3.1 (Payment of a Distribution in Principle) and " FOR" Agenda Item 3.2(B) (the Icahn Group Distribution Proposal).

AGENDA ITEM 4.
Readoption of Authorized Share Capital

Proposal of the Board of Directors
The Board of Directors has proposed that its authority to issue shares out of the Company's authorized share capital, which will expire on May 13, 2013, be readopted for a new two-year period, expiring on May 17, 2015. According to the Company’s proxy statement, under the proposal, the Board of Directors' authority to issue new shares in one or several steps will be limited to a maximum of 74,728,750 shares, or 19.99% of the currently existing stated share capital of the Company.

Voting Requirement to Approve Proposal
According to the Company Proxy Statement, the affirmative "FOR" vote of two-thirds of the votes represented at the general meeting. An abstention, broker non-vote or blank or invalid ballot will have the effect of a vote "AGAINST" this proposal.

Recommendation
The Icahn Group recommends that you vote “AGAINST” this agenda item 4.
.

AGENDA ITEM 5.
Icahn Group Proposal to Repeal the Company's Staggered Board

Icahn Group Proposal

The Icahn Group proposes that Article 23, of the Articles be amended such that (i) all members of the Board ("Board Members" or "Directors") that will be elected at the Annual General Meeting, or any general meeting of shareholders called thereafter, shall be elected without reference to any class of Directors for a term of office of one year (instead of three years), and that (ii) the three classes of Directors are abolished no later than as from the Annual General Meeting to be held in 2015.

The proposed new provision of Article 23 of the Articles, which shall replace the existing Article 23 in its entirety, is included below (changes to the current version of Article 23 are marked):

		B. Verwaltungsrat			B. Board of Directors
		Artikel 23			Article 23
Amtsdauer	1
Die Wiederwahl von Verwaltungsratsmitgliedern, deren Amtsdauer abläuft, sowie die Wahl von neuen Verwaltungsratsmitgliedern erfolgt jeweils einzeln und für eine Amtsdauer von einem Jahr.~~Verwaltungsräte werden vom Verwaltungsrat in drei Klassen aufgeteilt, welche als Klasse I, Klasse II und Klasse III bezeichnet werden. An jeder ordentlichen Generalversammlung soll jede Klasse Verwaltungsräte, deren Amtsdauer abläuft, für eine Amtsdauer von drei Jahren bzw. bis zur Wahl eines Nachfolgers in sein Amt gewählt werden. Der Verwaltungsrat legt die Reihenfolge der Wiederwahl fest, wobei die erste Amtszeit einer Klasse von Verwaltungsräten auch weniger als drei Jahre betragen kann.~~  Für die Zwecke dieser Bestimmung ist unter einem Jahr der Zeitabschnitt zwischen zwei ordentlichen Generalversammlungen zu verstehen.
			Term of Office	1
The reelections of any members of the Board of Directors , whose terms of office have expired, as well as the elections of any new members of the Board of Directors shall be on an individual basis and for a term of office of one year.~~shall divide its members into three classes, designated Class I, Class II and Class III. At each Annual General Meeting, each class of the members of the Board of Directors whose term shall then expire shall be elected to hold office for a three-year term or until the election of their respective successor in office. The Board of Directors shall establish the order of rotation, whereby the first term of office of members of a particular Class may be less than three years.~~ For purposes of this provision, one year shall mean the period between two Annual General Meetings of Shareholders.

	2	~~Wenn ein Verwaltungsratsmitglied vor Ablauf seiner Amtsdauer aus welchen Gründen auch immer ersetzt wird, endet die Amtsdauer des an seiner Stelle gewählten neuen Verwaltungsratsmitgliedes mit dem Ende der Amtsdauer seines Vorgängers.~~		2
~~If, before the expiration of his term of office, a Director should be replaced for whatever reason, the term of office of the newly elected member of the Board of Directors shall expire at the end of the term of office of his predecessor.~~"

Voting Requirement to Approve Proposal
According to the Company Proxy Statement, the affirmative "FOR" vote of least two-thirds of the shares entitled to vote at the annual general meeting, so long as the required quorum is present. An abstention, broker non-vote or blank or invalid ballot will have the effect of a vote "AGAINST" this proposal.

Recommendation
The Icahn Group recommends that you vote “FOR” this agenda item 5.

AGENDA ITEM 6.
Election and Reelection of Directors

Company Proposal: Election of One New Director and Reelection of Four Directors as Follows:

Agenda Item 6.1—Election of Frederico F. Curado as a Director
Agenda Item 6.2—Reelection of Steven L. Newman as a Director
Agenda Item 6.3—Reelection of Thomas W. Cason as a Director
Agenda Item 6.4—Reelection of Robert M. Sprague as a Director
Agenda Item 6.5—Reelection of J. Michael Talbert as a Director
.

Icahn Group Proposal: Election of Three Directors

Agenda Item 6.6—Election of John J. Lipinski as a Director
Agenda Item 6.7—Election of José Maria Alapont as a Director
Agenda Item 6.8—Election of Samuel Merksamer as a Director

The Icahn Group proposes that each of the Icahn Nominees be elected either (i) as members of the Board of Directors for a one-year term, if the Annual General Meeting approves the proposed amendment to Article 23 of the Articles of Association pursuant to Agenda Item 5, or (ii) as Class II Directors of the Board of Directors for a three-year term, if the Annual General Meeting did not approve the proposed amendment to Article 23 of the Articles of Association pursuant to Agenda Item 5.

Each of John J. Lipinski, José Maria Alapont and Samuel Merksamer has consented to being named in this Proxy Statement, including as a Nominee, and to serve as a director of the Company if so elected.

Voting Requirement to Elect Directors
A Shareholder may vote for the Icahn Nominees or the Company Nominees. A Shareholder can also vote for some of the Icahn Nominees and some of the Company Nominees, up to a limit of five "FOR" votes. The five nominees receiving the most "FOR" votes will be considered elected. Abstentions and broker non-votes, if any, are not counted for purposes of this Agenda Item 6 and will have no effect on the outcome of the vote.  Your vote "AGAINST" or to "ABSTAIN" from voting for any candidate will have the same effect as a withhold vote since, under a plurality voting system, only the five candidates receiving the most "FOR" votes will be elected to the Board of Directors of the Company.  Any vote purporting to cast a "FOR" vote for more than five nominees will be considered invalid and will not be counted and shall have no effect on the outcome of the vote.  In addition, a Shareholder may vote "AGAINST" or "ABSTAIN" from voting for any of the remaining three candidates, and either such selection for a particular candidate will not count in determining whether such candidate is among the five candidates receiving the most "FOR" votes and therefore elected to the Board of Directors of the Company.

Recommendation
The Icahn Group recommends you vote "FOR" the election of John J. Lipinski, José Maria Alapont, Samuel Merksamer, Frederico F. Curado and Steven L. Newman, as directors and "AGAINST" the election of Thomas W. Cason, Robert M. Sprague and J. Michael Talbert, as directors.

Nominees for Director—Class II
Icahn Nominees

MR. JOSÉ MARIA ALAPONT, age 62

Mr. Alapont was president and chief executive officer of Federal-Mogul Corporation from March 2005 through March 2012. Mr. Alapont served as chairman of the board of directors of Federal-Mogul from 2005 to 2007 and continues to serve as a director on the Board of Federal-Mogul. Federal-Mogul is affiliated with Carl Icahn. He has more than 35 years of global leadership experience in both vehicle manufacturers and suppliers with business and operations responsibilities in the Americas, Asia Pacific, Europe, Middle East and Africa regions. Mr. Alapont, between 2003 and 2005, was chief executive officer and a member of the board of directors of IVECO, the commercial trucks and vans, buses, recreational, off-road, firefighting, defense and military vehicles of the Fiat Group. He also became a member of the Fiat Group Executive Committee, the company’s strategy and policymaking group. He served in various key executive positions, from 1997 to 2003, at Delphi Corporation, a global automotive supplier. He began at Delphi as executive director of international operations. Mr. Alapont, in 1999, was named president of Delphi Europe, Middle East and Africa and a vice president of Delphi Corporation and also became a member of the Delphi Strategy Board, the company’s top policymaking group. Mr. Alapont was named, in 2003, president of Delphi’s international operations, and vice president of worldwide sales and marketing. Mr. Alapont, from 1990 to 1997, served in several executive roles and was a member of the Strategy Board at Valeo, a global automotive supplier. He started at Valeo as managing director of engine cooling systems, Spain. Mr. Alapont was named executive director, in 1991, of Valeo’s worldwide heavy-duty engine cooling operations. He became, in 1992, group vice president of Valeo’s worldwide clutch and transmission components division. He was named group vice president of the company’s worldwide lighting systems division in 1996. Mr. Alapont began and developed his automotive career from 1974 to 1989 at Ford Motor Company, and over the course of 15 years, starting at Ford of Spain, progressed through different management and executive positions in quality, testing and validation, manufacturing and purchasing positions at Ford of Europe. He was also a member of the board of directors of Mentor Graphics as a result of being nominated in connection with a proxy contest conducted by affiliates of Carl Icahn. Affiliates of Mr. Icahn own approximately 14.3% of the outstanding common stock of Mentor Graphics. Mr. Alapont also provides valuable guidance to the boards of automotive supplier trade associations and economic development groups in the U.S., Europe and Asia-Pacific countries. He has been a member of the Davos World Economic Forum since 2000. Mr. Alapont was recognized, in 2012, by Northwood University as an Outstanding Business Leader, selected for his business achievements and exemplary industry leadership. He was honored, in 2011, as a Leader in Innovation by Philadelphia University, for his personal accomplishments and for exemplifying the spirit of innovation and the University’s mission. He was honored by the U.S. Hispanic Chamber of Commerce in 2010 with an Award which recognizes business leaders for their leadership and service as business role models. In 2002, he received the Executive of the Year award from Auto Revista Magazine for his role in successfully developing, growing and diversifying the company’s global business. A native of Spain, Mr. Alapont earned degrees in industrial engineering from the Technical School of Valencia in Spain and in philology from the University of Valencia in Spain.

Based upon Mr. Alapont's more than 30 years of global leadership experience at both vehicle manufacturers and suppliers, with business and operations responsibilities in the Europe, Middle East and Africa, Asia Pacific, and Americas regions, the Icahn Group believes that Mr. Alapont has the requisite set of skills to serve as a Board member of the Company.

MR. JOHN J. LIPINSKI, age 62

Mr. Lipinski serves as Chief Executive Officer, President and a Director of CVR Energy, Inc. (NYSE: CVI), as well as Chief Executive Officer, President and a Director of CVR Refining GP, LLC, the general partner of CVR Refining, LP (NYSE: CVRR) and Executive Chairman of CVR GP, LLC, the general partner of CVR Partners, LP (NYSE: UAN). Each of these entities is affiliated with Carl Icahn. Prior to the formation of CVR Energy, Mr. Lipinski served as Chief Executive Officer and President of Coffeyville Resources, LLC since 2005. Mr. Lipinski has more than 40 years of experience in the petroleum refining and nitrogen fertilizer industries. He began his career with Texaco Inc. In 1985, Mr. Lipinski joined The Coastal Corporation eventually serving as Vice President of Refining with overall responsibility for Coastal Corporation’s refining and petrochemical operations. Upon the merger of Coastal with El Paso Corporation in 2001, Mr. Lipinski was promoted to Executive Vice President of Refining and Chemicals, where he was responsible for all refining, petrochemical, nitrogen based chemical processing and lubricant operations, as well as the corporate engineering and construction group. Mr. Lipinski left El Paso in 2002 and became an independent management consultant. In 2004, he became a Managing Director and Partner of Prudentia Energy, an advisory and management firm. Mr. Lipinski graduated from Stevens Institute of Technology with a Bachelor of Chemical Engineering degree and received a Juris Doctor degree from Rutgers University School of Law.

Based upon Mr. Lipinski’s long and successful career in the energy industry, including as CEO and President of CVR Energy, Inc. and CVR Refining, LP, and his deep understanding of operations and executive management, the Icahn Group believes that Mr. Lipinski has the requisite set of skills to serve as a Board member of the Company.

MR. SAMUEL MERKSAMER, age 32

Mr. Merksamer is a Managing Director of Icahn Capital LP, a subsidiary of Icahn Enterprises L.P. (a diversified holding company engaged in a variety of businesses, including investment, automotive, energy, gaming, railcar, food packaging, metals, real estate and home fashion), where he has been employed since May 2008. Mr. Merksamer is responsible for identifying, analyzing and monitoring investment opportunities and portfolio companies for Icahn Capital. From 2003 until 2008, Mr. Merksamer was an analyst at Airlie Opportunity Capital Management, a hedge fund management company, where he focused on high yield and distressed investments. Mr. Merksamer has been a director of: CVR Refining GP, LLC, the general partner of CVR Refining, LP, an independent downstream energy limited partnership, since January 2013; Ferrous Resources Limited, an iron ore mining company with operations in Brazil, since November 2012; CVR Energy, Inc., an independent petroleum refiner and marketer of high value transportation fuels, since May 2012; American Railcar Industries, Inc., a railcar manufacturing company, since June 2011; Federal−Mogul Corporation, a supplier of automotive powertrain and safety components, since September 2010; Viskase Companies, Inc., a meat casing company, since January 2010; and PSC Metals Inc., a metal recycling company, since March 2009. Mr. Merksamer was previously a director of Dynegy Inc., a company primarily engaged in the production and sale of electric energy, capacity and ancillary services, from March 2011 to September 2012. CVR Refining, CVR Energy, American Railcar Industries, Federal−Mogul, Viskase Companies and PSC Metals are each indirectly controlled by Carl C. Icahn. Mr. Icahn also has a non-controlling interest in Dynegy Inc. through the ownership of securities. Mr. Merksamer received an A.B. in Economics from Cornell University in 2002.

Based upon Mr. Merksamer’s extensive investing experience and strong understanding of business operations and finance, the Icahn Group believes that Mr. Merksamer has the requisite set of skills to serve as a Board member of the Company.

Company Nominees
Election of Frederico F. Curado as a Director
Reelection of Steven L. Newman as a Director
Reelection of Thomas W. Cason as a Director
Reelection of Robert M. Sprague as a Director
Reelection of J. Michael Talbert as a Director

For a detailed description of each of the Company Nominees, please refer to the Company Proxy Statement.

AGENDA ITEM 7
        Appointment of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for Fiscal Year 2013 and Reelection of Ernst & Young Ltd, Zurich, as the Company's Auditor Pursuant to the Swiss Code of Obligations for a Further One-Year Term

Proposal
The Board of Directors has proposed that Ernst & Young LLP be appointed as the Company's independent registered public accounting firm for fiscal year 2013 and Ernst & Young Ltd, Zurich, be reelected as the Company's auditor pursuant to the Swiss Code of Obligations for a further one-year term, commencing on the day of election at the 2013 annual general meeting and terminating on the day of the 2014 annual general meeting.

Voting Requirement to Approve Proposal
According to the Company Proxy Statement, the affirmative "FOR" vote of a majority of the votes cast in person or by proxy at the annual general meeting, not counting abstentions, broker non-votes or blank or invalid ballots which will have no effect on this proposal .

Recommendation
The Icahn Group recommends a vote "FOR" the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year 2013 and the reelection of Ernst & Young Ltd, Zurich, as the Company's auditor pursuant to the Swiss Code of Obligations for a further one-year term, commencing on the day of election at the 2013 annual general meeting and terminating on the day of the 2014 annual general meeting.

AGENDA ITEM 8.
Advisory Vote to Approve Named Executive Officer Compensation

Proposal
The Board of Directors has proposed that shareholders be provided with an advisory vote to approve the compensation of the Company's Named Executive Officers, as disclosed in the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosure in the Company Proxy Statement, and that the same be approved.

The text of the proposed shareholder resolution as disclosed in the Company Proxy Statement, is as follows:

“RESOLVED, that the compensation of the Company's Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables, and narrative disclosure in the proxy statement for the Company's 2013 annual general meeting of shareholders is hereby APPROVED.”

Voting Requirement to Approve Advisory Proposal
According to the Company Proxy Statement, the affirmative "FOR" vote of a majority of the votes cast in person or by proxy at the annual general meeting, not counting abstentions, broker non-votes or blank or invalid ballots which will have no effect on this proposal.

Recommendation
The Icahn Group has determined to make no voting recommendation to Shareholders with respect to this agenda item 8.

The Icahn Nominees and each of the other Participants have no interest in the Company other than: (i) through the beneficial ownership (if any) of shares, par value CHF 15.00 per share, of the Company (the “Shares”) or other securities (if any) of the Company, as disclosed herein, including the Annexes hereto; and (ii) in the case of each of Messrs. Alapont and Lipinski, pursuant to an agreement in which an affiliate of Carl C. Icahn, Icahn Capital LP, has agreed to indemnify each of them with respect to certain costs incurred by each such nominee in connection with the proxy contest relating to the Annual General Meeting (the “Nominee Agreement”).

WE STRONGLY URGE YOU TO VOTE THE PROXY CARD (I) FOR THE ELECTION OF JOSÉ MARIA ALAPONT, JOHN J. LIPINSKI, SAMUEL MERKSAMER, FREDERICO F. CURADO AND STEVEN L. NEWMAN AS DIRECTORS, (II) FOR THE PAYMENT OF A DISTRIBUTION IN PRINCIPLE, (III) FOR OUR PROPOSAL OF A DISTRIUTION OF QUALIFYING ADDITIONAL PAID-IN CAPITAL IN THE FORM OF A DIVIDEND IN THE AMOUNT OF USD 4.00 PER OUTSTANDING SHARE OF THE COMPANY, (IV) AGAINST THE READOPTION OF AUTHORIZED SHARE CAPITAL AND (V) FOR OUR PROPOSAL TO REPEAL THE COMPANY’S STAGGERED BOARD, BY MARKING, SIGNING, DATING AND RETURNING THE PROXY CARD PROVIDED TO YOU IN THIS PROXY STATEMENT.

IN ADDITION, WE URGE YOU TO DELIVER YOUR COMPLETED PROXY CARD TO THE INDEPENDENT REPRESENTATIVE, RAINER HAGER, AT:

RAINER HAGER
ATTORNEY AT LAW AND NOTARY
SCHWEIGER, ADVOKATUR/NOTARIAT
DAMMSTRASSE 19
CH-6300 ZUG
SWITZERLAND

YOUR PROXY CARD MUST BE RECEIVED BY THE COMPANY NO LATER THAN 8:00 A.M. EASTERN DAYLIGHT TIME (EDT), 2:00 P.M SWISS TIME, ON MAY 17, 2013.  VOTES INDICATED IN PROXY CARDS RECEIVED AFTER THAT TIME WILL NOT BE VOTED AT THE 2013 ANNUAL GENERAL MEETING.

BACKGROUND OF THE SOLICITATION

On January 25, 2013, the Icahn Group filed a Schedule 13D with the Securities and Exchange Commission (the “SEC”) disclosing an aggregate beneficial ownership of 20,154,035 Shares (including Shares underlying call options that were beneficially owned by the Icahn Parties at such time). The Icahn Group stated:

The Reporting Persons acquired the Shares in the belief that the Shares were undervalued at current levels.  The Reporting Persons have had conversations with management of the Issuer and intend to have further discussions with management.  The Reporting Persons strongly believe that the Issuer should return capital to shareholders and should declare a dividend of at least $4.00 per Share.  The Reporting Persons note that under Swiss law and the Issuer’s Articles of Association, a shareholder has the right to propose a dividend at a company’s annual meeting, and if a majority of shareholders support the proposal, the dividend is declared, whether or not the company’s board supports such proposal. If the Issuer’s Board does not declare a dividend of at least $4 per Share, the Reporting Persons currently intend to propose a dividend of $4 per Share at the 2013 Annual Meeting and have every hope and belief that a majority of shareholders will support it. In addition to conversations relating to capital allocation and shareholder value, the Reporting Persons plan to have additional discussions with management to discuss the Issuer’s business and strategies, as well as the possible addition of shareholder selected nominees to the Board of Directors of the Issuer.

On March 3, 2013, the Company issued a press release announcing that the Board of Directors is recommending that the Company’s Shareholders approve at the Annual General Meeting a divided of USD 2.24 per Share.

On March 4, 2013, in response to the Company’s March 3 press release announcing its dividend recommendation, the Icahn Group filed an amendment to Schedule 13D with the SEC and stated:

We believe that Transocean's recent announcement further highlights a long track record of weak capital allocation strategy and their announcement will not deter us from proposing a $4.00 dividend at the Issuer’s Annual General Meeting. The Board has acknowledged in their recent announcement that the Issuer has the resources to pay a $4.00 dividend without endangering their growth plans, simply by increasing the dividend rather than paying off $1 billion of low interest debt which they referenced in their press release.  It is astounding to us that the Board would authorize debt repayments which will make no material impact to earnings as opposed to authorizing an additional $1.76 per share dividend to shareholders.

We also intend to propose at least three alternative director nominees who we expect to provide a more shareholder friendly capital allocation strategy. We believe that such a strategy should manifest itself in a target of a permanent dividend that approaches a minimum of 85% of net income. Furthermore, our director nominees, who have substantial experience in the structuring, creating and marketing of yield vehicles, will be able to assist the Board in evaluating and executing on an MLP type vehicle which will provide additional benefit to shareholders.

On March 7, 2013, the Icahn Group delivered a formal letter to the Company informing the Company that the Icahn Group would be including certain items on the agenda at the Annual General Meeting.  In connection with the delivery of the letter, the Icahn Group also issued a press release that included an open letter to Shareholders which stated:

CARL C. ICAHN ISSUES OPEN LETTER TO TRANSOCEAN SHAREHOLDERS

New York, New York, March 7, 2013:  Carl C. Icahn today delivered the following open letter to shareholders of Transocean Ltd.

Dear Fellow Shareholders of Transocean:

Today we delivered a formal letter to Transocean Ltd. informing them that I will be including the following items on the agenda at the Company’s 2013 Annual General Meeting of Shareholders:

·	A proposal to approve a $4 dividend per share to be paid in four equal quarterly installments,

·	To elect three new directors, John J. Lipinski, José Maria Alapont and Samuel Merksamer, to the Board, and

·	A proposal to repeal the Company’s staggered board.

I am proposing the $4 dividend because I believe that a high dividend payout ratio is the only way that Transocean will consistently employ a disciplined and sensible approach to capital allocation. Over the past several years, in my opinion, the Company has conducted ill-advised mergers, employed unsuccessful development strategies and squandered the substantial cash flow generated by the business. Now, it appears to me, the Board and management would like to take the Company’s substantial cash flow and use it to achieve three goals: the massive repayment of the company’s low coupon debt, the aggressive new build growth locked up with low return contracts, and the payment of a meager dividend to shareholders.

I believe that the inability of Transocean to grow and pay down debt is a function of poor capital allocation which has driven the share price to below net asset value. Once the capital allocation problem has been solved, in my opinion, Transocean will have access to yield hungry investors to finance growth and acquisitions on attractive terms.

I believe that to permanently repair the failed capital allocation strategy, shareholders of this Company must replace the directors who have been the architects of this failed strategy, including the Chairman. The directors that I have chosen have substantial experience in the creation and issuance of non-traditional yield structures, driving shareholder returns through capital allocation, and managing and growing large corporations both internationally and in the energy sector.  If these nominees are elected, which I expect they will be, I truly believe it will serve shareholders well.

Over the next several months I look forward to continuing a dialogue with you about the future of Transocean.  I hope I can count on your support.

        Also on March 7, 2013, the Company issued a press release that confirmed receipt of the proposals from the Icahn Group.

On March 17, 2013, the Company issued a press release stating that the Board of Directors has concluded that the Icahn Group’s proposed dividend of USD 4.00 per Share and the Icahn Nominees are “contrary to the best interests of stakeholders.”

In addition, from time to time, since January 2013, members of the Icahn Group have held discussions with management of the Company.  The discussions have related to a number of business matters involving the Company including capital allocation strategy and the composition of the Board of Directors.

OTHER PROPOSALS

The Icahn Group and its affiliates know of no other business to be presented at the Annual General Meeting.  According to the Company Proxy Statement, other than the Agenda Items described above, there are no other items that the Board of Directors intends to present, or has received proper notice that others will present, at the Annual General Meeting. According to the Company Proxy Statement, if any modification to agenda items or proposal identified in this Proxy Statement or other matters on which voting is permissible under Swiss law are properly presented at the Annual General Meeting for consideration, the Company and the independent representative, as applicable, will, in the absence of specific instructions to the contrary, vote any proxies submitted to them on these matters in the manner recommended by the Board of Directors.

VOTING PROCEDURES

Only registered holders of Shares on April 30, 2013, the record date established for the Annual General Meeting, are entitled to notice of, to attend and to vote at, the meeting. Holders of Shares on the Record Date are entitled to one vote for each Share held.

The Proxy Card is being sent by the Company to each record holder of Shares as of March 20, 2013.  In addition, the Proxy Card will be sent by the Company to each additional record holder of Shares as of the Record Date, April 30, 2013.  If you are registered as a Shareholder in the Company’s share register as of April 30, 2013, you may grant a proxy to vote on each of the proposals and any modifications to any of the proposals or other matter on which voting is permissible under Swiss law and which is properly presented at the meeting for consideration.  Shareholders may deliver the Proxy Card to either Transocean Ltd. or the independent representative, Rainer Hager, by marking your Proxy Card appropriately, executing it in the space provided, dating it and returning it either to:

Transocean Ltd.
Vote Processing
c/o Innisfree M&A Incorporated
501 Madison Avenue
New York, NY 10022
USA

or, if granting a proxy to the independent representative

Rainer Hager
Attorney at Law and Notary
Schweiger, Advokatur/Notariat
Dammstrasse 19
CH-6300
Zug, Switzerland

The Icahn Group urges you to return your completed Proxy Card as soon as possible to ensure that your Proxy Card is timely submitted. Any Proxy Card must be received by the Company no later than 8:00 a.m. Eastern Daylight Time (EDT), 2:00 p.m. Swiss time, on May 17, 2013. Votes indicated in proxy cards received after such date and time will not be voted at the 2013 annual general meeting.

Any Proxy Card must include the following information: full name and address of, and number of shares held by, the holder of record signing the Proxy Card as it appears in Transocean Ltd.'s share register. Proxy cards that do no include such information will be considered invalid.

Please sign, date and mail your Proxy Card in the envelope provided.

If you hold your shares in the name of a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or nominee when voting your shares.

As explained in the detailed instructions on the Proxy Card, please sign and date the Proxy Card and promptly return it in the enclosed postage pre-paid envelope arriving no later than 8:00 a.m. Eastern Daylight Time (EDT), 2:00 p.m. Swiss time, on May 17, 2013.

Whether or not you are able to attend the Annual General Meeting, you are urged to complete the enclosed Proxy Card and return it in the enclosed self-addressed, postage-paid envelope.

According to the Company Proxy Statement, if you were a holder on the Record Date and have timely submitted a properly executed Proxy Card and specifically indicated your votes, your Shares will be voted as indicated. If you were a holder on the Record Date and you have timely submitted a properly executed Proxy Card and have not specifically indicated your votes (irrespective of whether a proxy has been granted to Transocean Ltd. or the independent representative or neither is specified), Transocean Ltd. will act as your proxy and your shares will be voted in the manner as recommended by the Board of Directors.  In order to vote as recommended by the Icahn Group, including to vote for the Icahn Nominees, it is imperative that you specifically indicate your votes on your Proxy Card.   According to the Company Proxy Statement, any Proxy Card marked to grant a proxy to both Transocean Ltd. (as corporate proxy) and the independent representative will be counted as a proxy granted to Transocean Ltd. only.

Quorum
According to the Company Proxy Statement, the Company’s Articles of Association provide that the presence of Shareholders, in person or by proxy, holding at least a majority of the shares entitled to vote at the meeting constitutes a quorum for purposes of convening the Annual General Meeting and voting on all of the matters described in this Proxy Statement, except for the matter in Agenda Item 5, for which the Company’s Articles of Association require the presence of Shareholders of record, in person or by proxy, holding at least two-thirds of the share capital recorded in the Commercial Register to constitute a quorum for purposes of action upon that matter. Abstentions and "broker non-votes", so long as the broker has discretion to vote the Shares on at least one matter before the Annual General Meeting, will be counted as present for purposes of determining whether there is a quorum at the meeting.

Votes Required

According to the Company Proxy Statement:

•
Approval of the proposal with respect to the 2012 Annual Report and the 2012 consolidated financial statements and 2012 statutory financial statements of Transocean Ltd. requires the affirmative vote of a majority of the votes cast in person or by proxy at the annual general meeting, not counting abstentions, broker non-votes or blank or invalid ballots which will have no effect on this proposal.

•
Approval of the proposal for the appropriation of available earnings for fiscal year 2012 to be carried forward requires the affirmative vote of a majority of the votes cast in person or by proxy at the annual general meeting, not counting abstentions, broker non-votes or blank or invalid ballots which will have no effect on this proposal.

•
Approval of the proposal for a dividend distribution out of general legal reserve from capital contribution in principle requires the affirmative vote of a majority of the votes cast in person or by proxy at the annual general meeting, not counting abstentions, broker non-votes or blank or invalid ballots which will have no effect on this proposal.

•
Assuming the proposal for a dividend distribution out of general legal reserve from capital contribution in principle receives the required vote, then, as between the Board of Directors' distribution proposal and the Icahn Group's distribution proposal, only the proposal receiving the greater number of affirmative votes (not counting abstentions, broker non-votes and blank or invalid ballots which will have no effect on this proposal) will be considered passed. If any shareholder casts an affirmative vote on the Board of Directors' distribution proposal and an affirmative vote on the Icahn Group's distribution proposal, that vote will be considered invalid and will not be counted which will have no effect on this proposal.

•
Approval of the proposal for the readoption of the authorized share capital requires the affirmative vote of two-thirds of the votes represented at the annual general meeting. An abstention, broker non-vote or blank or invalid ballot will have the effect of a vote "AGAINST" this proposal.

•
Approval of the shareholder proposal to repeal the Company's staggered board requires the affirmative vote of two-thirds of the shares entitled to vote at the annual general meeting. An abstention, broker non-vote or blank or invalid ballot will have the effect of a vote "AGAINST" this proposal.

•
Approval of the proposals to elect nominees named in the proxy statement as directors requires with respect to each nominee the affirmative vote of a plurality of the votes cast in person or by proxy at the annual general meeting. The plurality requirement means that the five director nominees with the most votes are elected to the Board. You may vote "FOR" or "AGAINST" or "ABSTAIN" with respect to the election of each director. Only votes "FOR" are counted in determining whether a plurality has been cast in favor of a director. Abstentions and broker non-votes are not counted for purposes of the election of directors and will have no effect on the election of directors. If any shareholder votes "FOR" more than five nominees, any of such shareholder's entire vote on the proposal for the election of directors will be considered invalid and all such votes will be disregarded.  In addition, a shareholder may vote "AGAINST" or "ABSTAIN" from voting for any of the remaining three candidates, and either such selection for a particular candidate will not count in determining whether such candidate is among the five candidates receiving the most "FOR" votes and therefore elected to the Board of Directors of the Company. Your vote "AGAINST" or to "ABSTAIN" from voting for any candidate will have the same effect as a withhold vote since, under a plurality voting system, only the five candidates receiving the most "FOR" votes will be elected to the Board of Directors of the Company.

•
Approval of the proposal to appoint Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal year 2013 and to reelect Ernst & Young Ltd as the Company's auditor pursuant to the Swiss Code of Obligations for a further one-year term requires the affirmative vote of holders of a majority of the votes cast in person or by proxy at the annual general meeting on the proposal. Abstentions, broker non-votes and blank or invalid ballots are not counted for purposes of this proposal and will have no effect on this proposal .

•
Approval of the advisory vote to approve the compensation of the Company's Named Executive Officers as disclosed in the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosure in the Company’s Proxy Statement requires the affirmative vote of a majority of the votes cast in person or by proxy at the annual general meeting. Abstentions, broker non-votes and blank or invalid ballots are not counted for purposes of this proposal and will have no effect on this proposal. The proposal is a request that the Board of Directors consider a matter; however, the proposal is not binding on the Company.

BROKER NON-VOTES

If you hold your Shares through a bank, broker or other nominee and do not provide voting instructions to the record holder of the Shares, your Shares will not be voted on any agenda item because your broker or nominee does not have discretionary authority to vote. In this case, a “broker non-vote” occurs. For a discussion of the treatment of broker non-votes and whether they are deemed to be present or represented for the purpose of determining a quorum at the Annual General Meeting, as well as a detailed discussion of Broker Non-Votes, please refer to the Company Proxy Statement.

The election of directors at the Annual General Meeting is a “non-routine matter” and brokers do not have discretionary authority to vote your Shares on “non-routine matters.” Therefore, unless you provide specific voting instructions to your broker, your broker will not have discretionary authority to vote your Shares for the election of directors at the Annual General Meeting and your Shares will not be voted for the election of directors. If your Shares are held in street name, your broker or nominee has enclosed a voting instruction card with this Proxy Statement. We strongly encourage you to vote your Shares by following the instructions provided on the voting instruction card.

UNLESS YOU PROVIDE VOTING INSTRUCTIONS TO THE BROKER HOLDING YOUR SHARES ON YOUR BEHALF, THE BROKER WILL NOT HAVE DISCRETIONARY AUTHORITY TO VOTE YOUR SHARES FOR ANY OF THE AGENDA ITEMS DESCRIBED IN THIS PROXY STATEMENT OR FOR THE ELECTION OF DIRECTORS.

If you have any questions or require any assistance in executing your Proxy Card, please call:

D.F. King & Co., Inc.
Shareholders call toll-free: (800) 347-4750
Banks and Brokerage Firms call: (212) 269-5550

PROXY PROCEDURES

IN ORDER TO SUPPORT THE ICAHN NOMINEES AND VOTE AS RECOMMENDED BY THE ICAHN GROUP AT THE ANNUAL GENERAL MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

The accompanying Proxy Card will be voted at the Annual General Meeting in accordance with your instructions on such card.

Only registered holders of Shares on April 30, 2013, the record date established for the Annual General Meeting, are entitled to notice of, to attend and to vote at, the meeting. Holders of Shares on the Record Date are entitled to one vote for each Share held.  If you were a Shareholder of record on the Record Date, you will retain your voting rights at the Annual General Meeting even if you sell such Shares after the Record Date. Accordingly, it is important that you vote the Shares held by you on the Record Date, or grant a proxy to vote such Shares of on the Proxy Card, even if you sell such Shares after the Record Date.

IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION ON THE RECORD DATE, ONLY IT CAN VOTE SUCH SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. ACCORDINGLY, IF YOU WISH TO SUPPORT THE ICAHN NOMINEES AND VOTE AS RECOMMENDED BY THE ICAHN GROUP AT THE ANNUAL GENERAL MEETING PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO EXECUTE ON YOUR BEHALF THE PROXY CARD AS SOON AS POSSIBLE.

REVOCATION OF PROXIES

If you have already voted, you have every right to change your vote and revoke your prior proxy by signing and dating the enclosed Proxy Card and returning it in the postage-paid envelope by following the instructions provided on the enclosed Proxy Card. Only the latest dated Proxy Card you submit will be counted. Accordingly, if you wish to vote pursuant to the recommendations of the Icahn Group, including to vote FOR the Icahn Nominees, it is imperative that you specifically indicate your votes on your Proxy Card and that such Proxy Card is the latest dated Proxy Card you submit.

You may revoke your proxy card at any time prior to its exercise by:

•
giving written notice of the revocation to the Company’s Corporate Secretary at Transocean Ltd., Turmstrasse 30, CH-6300 Zug, Switzerland, with respect to proxies granted to Transocean Ltd., or to the independent representative at the address set forth above, with respect to proxies granted to the independent representative;

•
appearing at the meeting, notifying our Corporate Secretary, with respect to proxies granted to Transocean Ltd., or the independent representative, with respect to proxies granted to the independent representative, and voting in person; or

•	properly completing and executing a later-dated Proxy Card and timely delivering it to the corporate proxy or the independent representative.

If you have previously signed a Proxy Card, you may change your vote and revoke your prior proxy by signing and dating the enclosed Proxy Card and returning it in the postage-paid envelope provided or by voting via the Internet or by telephone by following the instructions on the enclosed Proxy Card. Only the latest dated Proxy Card you submit will be counted. Accordingly, if you wish to vote pursuant to the recommendations of the Icahn Group, including to vote FOR the Icahn Nominees, it is imperative that you specifically indicate your votes on your Proxy Card and that such Proxy Card is the latest dated Proxy Card you submit.

Your presence without voting at the meeting will not automatically revoke your proxy, and any revocation during the meeting will not affect votes in relation to agenda items that have already been voted on. If you hold your shares in the name of a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or nominee in revoking your previously granted proxy.

According to the Company Proxy Statement, the Company may accept a proxy by any form of communication permitted by Swiss law and our Articles of Association.

If you intend to attend and vote at the meeting in person, you are required to present either an original attendance card, together with proof of identification, or a legal proxy issued by your bank, broker or other nominee in your name, together with proof of identification. According to the Company Proxy Statement, the Company will not accept any other form of proof as regards your ownership of Shares as of the Record Date for the Annual General Meeting. If you plan to attend the Annual General Meeting in person, you are urged by the Company to arrive at the Annual General Meeting location no later than 4:00 p.m. Swiss time on Friday May 17, 2013. According to the Company Proxy Statement, in order to determine attendance correctly, any Shareholder leaving the Annual General Meeting early or temporarily is requested to present such Shareholder's admission card upon exit.

IF YOU PREVIOUSLY SIGNED AND RETURNED A PROXY CARD TO THE COMPANY, THE ICAHN GROUP URGES YOU TO REVOKE IT BY (1) MARKING, SIGNING, DATING AND RETURNING A LATER DATED PROXY CARD, OR (2) DELIVERING A WRITTEN NOTICE OF REVOCATION TO THE COMPANY OR THE INDEPENDENT REPRESENTATIVE, AS APPLICABLE.

If you attend the Annual General Meeting and you beneficially own Shares but are not the record owner, your mere attendance at the Annual General Meeting WILL NOT be sufficient to revoke your prior given Proxy Card. You must have written authority from the record owner to vote the Shares in its name at the meeting. Contact D.F. King & Co., Inc. at the number shown in this Proxy Statement for assistance or if you have any questions.

Although a revocation is effective if delivered to the Company or the independent representative, as applicable, the Icahn Group requests that either the original or a copy of any revocation be mailed to the Icahn Group c/o D.F. King & Co., Inc., 48 Wall Street, 22nd Floor, New York, NY 10005, so that the Icahn Group will be aware of all revocations.

COST AND METHOD OF SOLICITATION

Solicitation of proxies will be made by the Participants.

Icahn Capital has retained D.F. King & Co., Inc. (“D.F. King”) to conduct the solicitation, for which D.F. King is to receive a fee of up to $[______].  Icahn Capital has agreed to indemnify D.F. King against certain liabilities and expenses, including certain liabilities under the federal securities laws. Insofar as indemnification for liabilities arising under the federal securities laws may be permitted to D.F. King pursuant to the foregoing provisions, we have been informed that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy and is therefore unenforceable. Proxies may be solicited by mail, courier services, Internet, advertising, telephone or telecopier or in person. It is anticipated that D.F. King will employ up to 100 persons to solicit proxies from the Company’s Shareholders for the Annual General Meeting. The total expenditures in furtherance of, or in connection with, the solicitation of proxies is approximately $[______] to date, and is estimated to be approximately $[______] in total.

The Icahn Group will pay all costs associated with this solicitation. The Icahn Group does not intend to seek reimbursement for the costs and expenses associated with the proxy solicitation in the event that any of the Icahn Nominees are elected to the Board of Directors of the Company.

ADDITIONAL INFORMATION

Certain information regarding the securities of the Company held by the Company’s directors, management and 5% Shareholders is contained in the Company Proxy Statement. Information concerning the date by which proposals of security holders intended to be presented at the next annual general meeting of Shareholders of the Company must be received by the Company for inclusion in the Company’s proxy statement and form of proxy for that meeting is also contained in the Company Proxy Statement. This information is expected to be contained in the Company’s public filings. The Icahn Group takes no responsibility for the accuracy or completeness of such information contained in the Company’s public filings.

Date: [_________], 2013

CARL C. ICAHN
JOSÉ MARIA ALAPONT
JOHN J. LIPINSKI
SAMUEL MERKSAMER
ICAHN PARTNERS LP
ICAHN PARTNERS MASTER FUND LP
ICAHN PARTNERS MASTER FUND II L.P.
ICAHN PARTNERS MASTER FUND III L.P.
HIGH RIVER LIMITED PARTNERSHIP
HOPPER INVESTMENTS LLC
BARBERRY CORP.
ICAHN ONSHORE LP
ICAHN OFFSHORE LP
ICAHN CAPITAL L.P.
IPH GP LLC
ICAHN ENTERPRISES HOLDINGS L.P.
ICAHN ENTERPRISES G.P. INC.
BECKTON CORP.

ANNEX A

SECURITY OWNERSHIP OF THE PARTICIPANTS

(1) Title of Class	(2) Name of Beneficial Owner1	(3) Amount of Beneficial Ownership	(4) Percent of Class (SEC Calculation)2	(5) Percent of Class (SIX Calculation)3
Shares, par value CHF 15.00 per share (“Shares”)	High River	4,030,806	1.09%	1.08%
Shares	Icahn Partners	6,123,891	1.65%	1.64%
Shares	Icahn Master	6,345,073	1.71%	1.70%
Shares	Icahn Master II	2,537,073	0.68%	0.68%
Shares	Icahn Master III	1,117,192	0.30%	0.30%

____________________________________________________________________________________________

1 Please note that each Holder listed in this table is, as of the date of this Notice, the direct beneficial owner of the Shares set forth under the heading “(3) Amount of Beneficial Ownership” and that indirect beneficial ownership of Shares is described below in the text of this Annex A under the heading “Description of Beneficial Ownership and Beneficial Owners.”

2 Please note that percentages of ownership set forth in this column were calculated based on the 370,967,382 Shares stated to be outstanding as of March 20, 2013 according to the Company Proxy Statement.

3 Please note that percentages of ownership set forth in this column were calculated based on the 373,830,649 Shares stated to be outstanding as of March 28, 2013, as stated in the commercial register of the Canton of Zug.

Description of Beneficial Ownership and Beneficial Owners

Barberry Corp., a Delaware corporation (“Barberry”), is the sole member of Hopper Investments LLC, a Delaware limited liability company (“Hopper”), which is the general partner of High River. Beckton Corp., a Delaware corporation (“Beckton”) is the sole shareholder of Icahn Enterprises G.P. Inc., a Delaware corporation (“Icahn Enterprises GP”), which is the general partner of Icahn Enterprises Holdings L.P., a Delaware limited partnership (“Icahn Holdings”). Icahn Holdings is the sole member of IPH GP LLC, a Delaware limited liability company (“IPH”), which is the general partner of Icahn Capital L.P., a Delaware limited partnership (“Icahn Capital”). Icahn Capital is the general partner of each of Icahn Onshore LP, a Delaware limited partnership (“Icahn Onshore”) and Icahn Offshore LP, a Delaware limited partnership (“Icahn Offshore”). Icahn Onshore is the general partner of Icahn Partners. Icahn Offshore is the general partner of each of Icahn Master, Icahn Master II and Icahn Master III. Each of Barberry and Beckton is 100 percent owned by Carl C. Icahn (“Mr. Icahn,” and collectively with Barberry, Hopper, Beckton, Icahn Enterprises GP, Icahn Holdings, IPH, Icahn Capital, Icahn Onshore and Icahn Offshore, the “Beneficial Owners” and each of them a “Beneficial Owner”). As such, Mr. Icahn is in a position indirectly to determine the investment and voting decisions made by each of the Direct Beneficial Owners and the Beneficial Owners.

The principal business address of each of (i) Icahn Offshore, Icahn Onshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP and Beckton is White Plains Plaza, 445 Hamilton Avenue - Suite 1210, White Plains, NY 10601 and (ii) Mr. Icahn, Barberry and Hopper is c/o Icahn Capital LP, 767 Fifth Avenue, 46th Floor, New York, NY 10153.

Barberry is primarily engaged in the business of serving as the sole member of Hopper and investing in securities. Hopper is primarily engaged in the business of serving as the general partner of High River and investing in securities. Icahn Offshore is primarily engaged in the business of serving as the general partner of each of Icahn Master, Icahn Master II and Icahn Master III. Icahn Onshore is primarily engaged in the business of serving as the general partner of Icahn Partners. Icahn Capital is primarily engaged in the business of serving as the general partner of each of Icahn Offshore and Icahn Onshore. IPH is primarily engaged in the business of serving as the general partner of Icahn Capital. Icahn Holdings is primarily engaged in the business of holding direct or indirect interests in various operating businesses. Icahn Enterprises GP is primarily engaged in the business of serving as the general partner of each of Icahn Enterprises and Icahn Holdings. Beckton is primarily engaged in the business of holding the capital stock of Icahn Enterprises GP. Mr. Carl C. Icahn is primarily engaged in serving as (i) Chief Executive Officer of Icahn Capital LP, a wholly owned subsidiary of Icahn Enterprises, through which Mr. Icahn manages various private investment funds, including Icahn Partners, Icahn Master, Icahn Master II and Icahn Master III, (ii) Chairman of the Board of Icahn Enterprises GP, the general partner of Icahn Enterprises L.P., a Nasdaq listed diversified holding company engaged in a variety of businesses, including investment, automotive, energy, gaming, railcar, food packaging, metals, real estate and home fashion, and (iii) Chairman of the Board and a director of Starfire Holding Corporation ("Starfire"), a holding company engaged in the business of investing in and/or holding securities of various entities, and as Chairman of the Board and a director of various of Starfire's subsidiaries.

The Direct Beneficial Owners and the Beneficial Owners may be deemed to beneficially own, in the aggregate, 20,154,035 Shares, representing (A) approximately 5.43% of the Company’s outstanding Shares (based upon the 370,967,382 Shares stated to be outstanding as of March 20, 2013 by the Company in the Company Proxy Statement) and (B) approximately 5.39% of the Company’s outstanding Shares (based upon the 373,830,649 Shares stated to be outstanding as of March 28, 2013, as stated in the commercial register of the Canton of Zug).

High River has sole voting power and/or sole dispositive power with regard to 4,030,806 Shares. Each of Hopper, Barberry and Mr. Icahn has shared voting power and/or shared dispositive power with regard to such Shares. Icahn Partners has sole voting power and/or sole dispositive power with regard to 6,123,891 Shares. Each of Icahn Onshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and/or shared dispositive power with regard to such Shares. Icahn Master has sole voting power and/or sole dispositive power with regard to 6,345,073 Shares. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and/or shared dispositive power with regard to such Shares. Icahn Master II has sole voting power and/or sole dispositive power with regard to 2,537,073 Shares. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and/or shared dispositive power with regard to such Shares. Icahn Master III has sole voting power and/or sole dispositive power with regard to 1,117,192 Shares. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and/or shared dispositive power with regard to such Shares.

Each of Hopper, Barberry and Mr. Icahn, by virtue of their relationships to High River, may be deemed to indirectly beneficially own the 4,030,806 Shares which High River directly beneficially owns. Each of Icahn Onshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn, by virtue of their relationships to Icahn Partners, may be deemed to indirectly beneficially own the 6,123,891 Shares which Icahn Partners directly beneficially owns. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn, by virtue of their relationships to Icahn Master, Icahn Master II and Icahn Master III, may be deemed to indirectly beneficially own the 9,999,338 Shares which Icahn Master, Icahn Master II and Icahn Master III directly beneficially own. The beneficial ownership disclosed in this Annex A does not include 5,000 Shares of the Company beneficially owned by Ms. Gail Golden, the spouse of Mr. Carl C. Icahn, which by virtue of his relationship to Ms. Golden may be deemed to be indirectly beneficially owned by Mr. Icahn.

Mr. Icahn has served as chairman of the board and a director of Starfire Holding Corporation, a privately-held holding company, and chairman of the board and a director of various subsidiaries of Starfire, since 1984. Since August 2007, through his position as Chief Executive Officer of Icahn Capital LP, a wholly owned subsidiary of Icahn Enterprises L.P., and certain related entities, Mr. Icahn’s principal occupation is managing private investment funds, including Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP. From November 2004 to August 2007, Mr. Icahn conducted this occupation through his entities CCI Onshore Corp. and CCI Offshore Corp. Since November 1990, Mr. Icahn has been chairman of the board of Icahn Enterprises G.P. Inc., the general partner of Icahn Enterprises L.P. (a diversified holding company engaged in a variety of businesses, including investment, automotive, energy, gaming, railcar, food packaging, metals, real estate and home fashion). Mr. Icahn has been: chairman of the board of CVR Refining GP, LLC, the general partner of CVR Refining, LP, an independent downstream energy limited partnership, since January 2013; chairman of the board of CVR Energy, Inc., an independent petroleum refiner and marketer of high value transportation fuels, since June 2012; chairman of the board of Tropicana Entertainment Inc., a company that is primarily engaged in the business of owning and operating casinos and resorts, since March 2010; a director of Federal−Mogul Corporation, a supplier of automotive powertrain and safety components, since December 2007, and the non-executive chairman of the board of Federal-Mogul since January 2008; President and a member of the executive committee of XO Holdings, a competitive provider of telecom services, since September 2011, and chairman of the board and a director of its predecessors since January 2003; and chairman of the board and a director of American Railcar Industries, Inc., a railcar manufacturing company, since 1994. Mr. Icahn was previously: a director of WestPoint Home LLC, a home textiles manufacturer, from October 2005 until December 2011; a director of Cadus Corporation, a company engaged in the ownership and licensing of yeast-based drug discovery technologies, from July 1993 to July 2010; a director of Blockbuster Inc., a provider of in-home movie rental and game entertainment, from May 2005 to January 2010; a director of Motricity Inc., a mobile data services provider, from April 2008 to January 2010; a director of Yahoo! Inc., a company that provides Internet services to users, advertisers, publishers and developers worldwide, from August 2008 to October 2009; a director of WCI Communities, Inc., a homebuilding company, from August 2007 to September 2009, and was chairman of the board of WCI from September 2007 to September 2009; a director of ImClone Systems Incorporated, a biopharmaceutical company, from September 2006 to November 2008, and was chairman of the board of ImClone from October 2006 to November 2008; chairman of the board of GB Holdings, Inc., which owned an interest in Atlantic Coast Holdings, Inc., the former owner and operator of The Sands Hotel and Casino in Atlantic City, from September 2000 to February 2007; chairman of the board and president of Icahn & Co., Inc., a registered broker-dealer and a member of the National Association of Securities Dealers, from 1968 to 2005; and the president and a director of Stratosphere Corporation, the owner and operator of the Stratosphere Hotel and Casino in Las Vegas, Nevada, which, until February 2008, was a subsidiary of Icahn Enterprises, from October 1998 to May 2004. Mr. Icahn received his B.A. from Princeton University.

Two Year Summary Table:

The following table indicates the date of each purchase and sale of Shares by Mr. Icahn and his affiliates within the past two years, and the number of Shares in each such purchase and sale.

Name	Date	Shares Purchased
High River	11/30/2011	48,116.00
High River	12/1/2011	32,554.00
High River	12/2/2011	119,330.00
High River	12/6/2011	54,802.00
High River	12/7/2011	55,000.00
High River	7/11/2012	257,875.00
High River	7/11/2012	600,000.00
High River	1/29/2013	2,863,129.001

Icahn Partners	11/30/2011	73,726.00
Icahn Partners	12/1/2011	49,932.00
Icahn Partners	12/2/2011	190,384.00
Icahn Partners	12/6/2011	86,051.00
Icahn Partners	12/7/2011	86,362.00
Icahn Partners	7/11/2012	401,628.00
Icahn Partners	7/11/2012	934,475.00
Icahn Partners	1/29/2013	4,301,333.001

Icahn Master	11/30/2011	79,864.00
Icahn Master	12/1/2011	53,957.00
Icahn Master	12/2/2011	192,935.00
Icahn Master	12/6/2011	89,535.00
Icahn Master	12/7/2011	89,858.00
Icahn Master	7/11/2012	418,147.00
Icahn Master	7/11/2012	972,906.00
Icahn Master	1/29/2013	4,447,871.001

Icahn Master II	11/30/2011	26,996.00
Icahn Master II	12/1/2011	18,277.00
Icahn Master II	12/2/2011	65,272.00
Icahn Master II	12/6/2011	30,290.00
Icahn Master II	12/7/2011	30,401.00
Icahn Master II	7/11/2012	147,012.00
Icahn Master II	7/11/2012	342,053.00
Icahn Master II	1/29/2013	1,876,772.001

Icahn Master III	11/30/2011	11,878.00
Icahn Master III	12/1/2011	8,050.00
Icahn Master III	12/2/2011	28,729.00
Icahn Master III	12/6/2011	13,334.00
Icahn Master III	12/7/2011	13,379.00
Icahn Master III	7/11/2012	64,712.00
Icahn Master III	7/11/2012	150,566.00
Icahn Master III	1/29/2013	826,544.001

Shares purchased by each of the Direct Beneficial Owners are maintained in margin accounts that include positions in securities in addition to the Shares. As of March 27, 2013, the indebtedness of (i) High River’s margin account was approximately $53 million, (ii) Icahn Partner’s margin account was approximately $149 million, (iii) Icahn Master’s margin account was approximately $227 million, (iv) Icahn Master II’s margin account was approximately $53 million, and (v) Icahn Master III’s margin account was approximately $27 million.

_________________________________________________________________________________________________________________
1 The Direct Beneficial Owner acquired these Shares upon the exercise of call options as described on Attachment I-A to this Annex A.

ANNEX A
Attachment 1-A

The following are American call options purchased by the Direct Beneficial Owners, which were written by UBS AG with a $31.75 strike price and an expiration date of October 17, 2014, and which provided for physical settlement. These are further described in the chart set forth below. On January 29, 2013, the Direct Beneficial Owners exercised all of their respective call options.

NAME	DATE	Quantity
High River	10/19/2012	305,709.00
High River	10/22/2012	183,997.00
High River	10/23/2012	110,294.00
High River	10/25/2012	59,673.00
High River	10/26/2012	100,000.00
High River	10/31/2012	24,233.00
High River	11/2/2012	109,431.00
High River	11/07/2012	100,000.00
High River	11/08/2012	80,000.00
High River	01/04/2013	195,790.00
High River	01/07/2013	94,316.00
High River	01/08/2013	238,306.00
High River	01/09/2013	153,472.00
High River	01/10/2013	373,182.00
High River	01/11/2013	261,629.00
High River	01/14/2013	35,000.00
High River	1/16/2013	144,000.00
High River	01/17/2013	213,024.00
High River	01/18/2013	69,875.00
High River	01/22/2013	11,198.00

Icahn Partners	10/19/2012	415,314.00
Icahn Partners	10/22/2012	279,467.00
Icahn Partners	10/23/2012	167,520.00
Icahn Partners	10/25/2012	90,636.00
Icahn Partners	10/26/2012	151,886.00
Icahn Partners	10/31/2012	36,807.00
Icahn Partners	11/2/2012	166,476.00
Icahn Partners	11/07/2012	151,899.00
Icahn Partners	11/08/2012	121,519.00
Icahn Partners	01/04/2013	298,110.00
Icahn Partners	01/07/2013	143,294.00
Icahn Partners	01/08/2013	362,054.00
Icahn Partners	01/09/2013	233,137.00
Icahn Partners	01/10/2013	566,966.00
Icahn Partners	01/11/2013	397,485.00
Icahn Partners	01/14/2013	53,174.00
Icahn Partners	1/16/2013	218,776.00
Icahn Partners	01/17/2013	323,642.00
Icahn Partners	01/18/2013	106,158.00
Icahn Partners	01/22/2013	17,013.00

Icahn Master	10/19/2012	420,792.00
Icahn Master	10/22/2012	289,473.00
Icahn Master	10/23/2012	173,518.00
Icahn Master	10/25/2012	93,880.00
Icahn Master	10/26/2012	157,324.00
Icahn Master	10/31/2012	38,125.00
Icahn Master	11/2/2012	171,172.00
Icahn Master	11/07/2012	157,276.00
Icahn Master	11/08/2012	125,821.00
Icahn Master	01/04/2013	311,166.00
Icahn Master	01/07/2013	148,462.00
Icahn Master	01/08/2013	375,115.00
Icahn Master	01/09/2013	241,737.00
Icahn Master	01/10/2013	587,444.00
Icahn Master	01/11/2013	411,841.00
Icahn Master	01/14/2013	55,095.00
Icahn Master	1/16/2013	226,677.00
Icahn Master	01/17/2013	335,329.00
Icahn Master	01/18/2013	109,995.00
Icahn Master	01/22/2013	17,629.00

Icahn Master II	10/19/2012	268,172.00
Icahn Master II	10/22/2012	115,948.00
Icahn Master II	10/23/2012	69,504.00
Icahn Master II	10/25/2012	37,605.00
Icahn Master II	10/26/2012	63,016.00
Icahn Master II	10/31/2012	15,269.00
Icahn Master II	11/2/2012	69,729.00
Icahn Master II	11/07/2012	63,054.00
Icahn Master II	11/08/2012	50,444.00
Icahn Master II	01/04/2013	120,818.00
Icahn Master II	01/07/2013	59,368.00
Icahn Master II	01/08/2013	150,002.00
Icahn Master II	01/09/2013	96,506.00
Icahn Master II	01/10/2013	234,886.00
Icahn Master II	01/11/2013	164,675.00
Icahn Master II	01/14/2013	22,029.00
Icahn Master II	1/16/2013	90,637.00
Icahn Master II	01/17/2013	134,081.00
Icahn Master II	01/18/2013	43,981.00
Icahn Master II	01/22/2013	7,048.00

Icahn Master III	10/19/2012	118,558.00
Icahn Master III	10/22/2012	51,102.00
Icahn Master III	10/23/2012	30,632.00
Icahn Master III	10/25/2012	16,573.00
Icahn Master III	10/26/2012	27,774.00
Icahn Master III	10/31/2012	6,731.00
Icahn Master III	11/2/2012	30,347.00
Icahn Master III	11/07/2012	27,771.00
Icahn Master III	11/08/2012	22,216.00
Icahn Master III	01/04/2013	53,064.00
Icahn Master III	01/07/2013	26,142.00
Icahn Master III	01/08/2013	66,053.00
Icahn Master III	01/09/2013	42,509.00
Icahn Master III	01/10/2013	103,432.00
Icahn Master III	01/11/2013	72,515.00
Icahn Master III	01/14/2013	9,702.00
Icahn Master III	1/16/2013	39,910.00
Icahn Master III	01/17/2013	59,042.00
Icahn Master III	01/18/2013	19,367.00
Icahn Master III	01/22/2013	3,104.00

ANNEX A
Attachment 1-B

The following are European-style put options which were written by the Direct Beneficial Owners to UBS AG and had a $31.75 strike price and an expiration date of the earlier of October 17, 2014 or the date on which the corresponding American-style call option described in Annex A, Attachment 1-A is exercised, and provided for cash settlement only and are further described in the chart set forth below. On January 29, 2013, the Direct Beneficial Owners exercised all of the call options described in Annex A, Attachment 1-A, and upon exercise of the call options, all of the put options described below expired pursuant to their terms.

NAME	DATE	Quantity
High River	10/19/2012	305,709.00
High River	10/22/2012	183,997.00
High River	10/23/2012	110,294.00
High River	10/25/2012	59,673.00
High River	10/26/2012	100,000.00
High River	10/31/2012	24,233.00
High River	11/2/2012	109,431.00
High River	11/07/2012	100,000.00
High River	11/08/2012	80,000.00
High River	01/04/2013	195,790.00
High River	01/07/2013	94,316.00
High River	01/08/2013	238,306.00
High River	01/09/2013	153,472.00
High River	01/10/2013	373,182.00
High River	01/11/2013	261,629.00
High River	01/14/2013	35,000.00
High River	1/16/2013	144,000.00
High River	01/17/2013	213,024.00
High River	01/18/2013	69,875.00
High River	01/22/2013	11,198.00

Icahn Partners	10/19/2012	415,314.00
Icahn Partners	10/22/2012	279,467.00
Icahn Partners	10/23/2012	167,520.00
Icahn Partners	10/25/2012	90,636.00
Icahn Partners	10/26/2012	151,886.00
Icahn Partners	10/31/2012	36,807.00
Icahn Partners	11/2/2012	166,476.00
Icahn Partners	11/07/2012	151,899.00
Icahn Partners	11/08/2012	121,519.00
Icahn Partners	01/04/2013	298,110.00
Icahn Partners	01/07/2013	143,294.00
Icahn Partners	01/08/2013	362,054.00
Icahn Partners	01/09/2013	233,137.00
Icahn Partners	01/10/2013	566,966.00
Icahn Partners	01/11/2013	397,485.00
Icahn Partners	01/14/2013	53,174.00
Icahn Partners	1/16/2013	218,776.00
Icahn Partners	01/17/2013	323,642.00
Icahn Partners	01/18/2013	106,158.00
Icahn Partners	01/22/2013	17,013.00

Icahn Master	10/19/2012	420,792.00
Icahn Master	10/22/2012	289,473.00
Icahn Master	10/23/2012	173,518.00
Icahn Master	10/25/2012	93,880.00
Icahn Master	10/26/2012	157,324.00
Icahn Master	10/31/2012	38,125.00
Icahn Master	11/2/2012	171,172.00
Icahn Master	11/07/2012	157,276.00
Icahn Master	11/08/2012	125,821.00
Icahn Master	01/04/2013	311,166.00
Icahn Master	01/07/2013	148,462.00
Icahn Master	01/08/2013	375,115.00
Icahn Master	01/09/2013	241,737.00
Icahn Master	01/10/2013	587,444.00
Icahn Master	01/11/2013	411,841.00
Icahn Master	01/14/2013	55,095.00
Icahn Master	1/16/2013	226,677.00
Icahn Master	01/17/2013	335,329.00
Icahn Master	01/18/2013	109,995.00
Icahn Master	01/22/2013	17,629.00

Icahn Master II	10/19/2012	268,172.00
Icahn Master II	10/22/2012	115,948.00
Icahn Master II	10/23/2012	69,504.00
Icahn Master II	10/25/2012	37,605.00
Icahn Master II	10/26/2012	63,016.00
Icahn Master II	10/31/2012	15,269.00
Icahn Master II	11/2/2012	69,729.00
Icahn Master II	11/07/2012	63,054.00
Icahn Master II	11/08/2012	50,444.00
Icahn Master II	01/04/2013	120,818.00
Icahn Master II	01/07/2013	59,368.00
Icahn Master II	01/08/2013	150,002.00
Icahn Master II	01/09/2013	96,506.00
Icahn Master II	01/10/2013	234,886.00
Icahn Master II	01/11/2013	164,675.00
Icahn Master II	01/14/2013	22,029.00
Icahn Master II	1/16/2013	90,637.00
Icahn Master II	01/17/2013	134,081.00
Icahn Master II	01/18/2013	43,981.00
Icahn Master II	01/22/2013	7,048.00

Icahn Master III	10/19/2012	118,558.00
Icahn Master III	10/22/2012	51,102.00
Icahn Master III	10/23/2012	30,632.00
Icahn Master III	10/25/2012	16,573.00
Icahn Master III	10/26/2012	27,774.00
Icahn Master III	10/31/2012	6,731.00
Icahn Master III	11/2/2012	30,347.00
Icahn Master III	11/07/2012	27,771.00
Icahn Master III	11/08/2012	22,216.00
Icahn Master III	01/04/2013	53,064.00
Icahn Master III	01/07/2013	26,142.00
Icahn Master III	01/08/2013	66,053.00
Icahn Master III	01/09/2013	42,509.00
Icahn Master III	01/10/2013	103,432.00
Icahn Master III	01/11/2013	72,515.00
Icahn Master III	01/14/2013	9,702.00
Icahn Master III	1/16/2013	39,910.00
Icahn Master III	01/17/2013	59,042.00
Icahn Master III	01/18/2013	19,367.00
Icahn Master III	01/22/2013	3,104.00

ANNEX B

[FORM OF NOMINEE AGREEMENT]

ICAHN CAPITAL LP

March 5, 2013

To the undersigned potential nominee:

This will confirm our understanding as follows:

You agree that you are willing, should we so elect, to become a member of a slate of nominees (the “Slate”) to stand for election as a director of Transocean Ltd. (“Transocean”) in connection with a proxy contest with management of Transocean in respect of the election of directors of Transocean at the 2013 Annual General Meeting of Shareholders of Transocean (the “Annual General Meeting”), expected to be held on or about May 2013, or an extraordinary general meeting of shareholders of Transocean called for a similar purpose (the “Proxy Contest”).

Icahn Capital LP (“Icahn”) agrees to pay the costs of the Proxy Contest.

You understand that it may be difficult, if not impossible, to replace nominees who, such as yourself, have agreed to serve on the Slate and later change their minds and determine not to seek election. Accordingly, the Slate is relying upon your agreement to seek election. In that connection, you are being supplied with a questionnaire in which you will provide Icahn with information necessary for Icahn to make appropriate disclosure both to Transocean and for use in creating the proxy material to be sent to shareholders of Transocean and to be filed with the SEC. You have agreed that (i) you will immediately complete and sign the questionnaire and return it to Andrew Langham, Assistant General Counsel, Icahn Enterprises LP, 767 Fifth Avenue, Suite 4700, New York, NY 10153, Tel: (212) 702-4382, Fax: (212) 688-1158, Email: alangham@sfire.com, and (ii) your responses to the questions contained therein will be true and correct in all respects. In addition, you have agreed that, concurrently with your execution of this letter, you will execute the attached instrument directed to Transocean informing Transocean that you consent to being nominated by Icahn, or an affiliate thereof, for election as a director of Transocean and, if elected, consent to serving as a director of Transocean. Upon being notified that we have chosen you, we may forward that instrument and your completed questionnaire (or summaries thereof) to Transocean.

Icahn hereby agrees that, so long as you actually serve on the Slate, Icahn will defend, indemnify and hold you harmless from and against any and all losses, damages, penalties, judgments, awards, liabilities, costs, expenses and disbursements (including, without limitation, reasonable attorneys’ fees, costs, expenses and disbursements) incurred by you in the event that (i) you become a party, or are threatened to be made a party, to any civil, criminal, administrative or arbitrative action, suit or proceeding, and any appeal thereof relating solely to your role as a nominee for director of Transocean on the Slate (a “Proceeding”) or (ii) you are called to testify or give a deposition in any Proceeding (whether or not you are a party or are threatened to be made a party to such Proceeding), including, in each case, the advancement to you of all reasonable attorneys’ costs and expenses incurred by you in connection with any Proceeding. Your right of indemnification hereunder shall continue (i) in the event that Icahn determines to withdraw the Slate or remove you from the Slate and (ii) after the election has taken place but only for events which occur prior to such election and subsequent to the date hereof. Anything to the contrary herein notwithstanding, Icahn is not defending, indemnifying or holding you harmless for any action taken by you or on your behalf which occurs prior to the date hereof or subsequent to the Annual General Meeting or such earlier time as you are no longer a nominee of the Slate for election to Transocean’s Board of Directors or for any actions taken by you as a director of Transocean, if you are elected or appointed. Nothing herein shall be construed to provide you a defense, indemnity or the right to be held harmless: (i) in the event you are found to have engaged in a violation of any provision of state or federal law in connection with the Proxy Contest unless you demonstrate that your action was taken in good faith and in a manner you reasonably believed to be in or not opposed to the best interests of electing the Slate; or (ii) if you acted in a manner which constitutes gross negligence or willful misconduct. In the event that you shall make any claim for defense, indemnification or being held harmless hereunder, you shall promptly notify Icahn in the event of any third-party claims actually made against you or known by you to be threatened. In addition, with respect to any such claim, Icahn shall be entitled to control your defense with counsel chosen by Icahn. Icahn shall not be responsible for any settlement of any claim against you covered by this indemnity without its prior written consent. However, Icahn may not enter into any settlement of any such claim without your consent unless such settlement includes a release of you from any and all liability in respect of such claim.

Each of us recognizes that should you be elected to the Board of Directors of Transocean all of your activities and decisions as a director will be governed by applicable law and subject to your fiduciary duty to the shareholders of Transocean and, as a result, that there is, and can be, no agreement between you and Icahn which governs the decisions which you will make as a director of Transocean.

Should the foregoing agree with your understanding, please so indicate in the space provided below, whereupon this letter will become a binding agreement between us.

Very truly yours,

ICAHN CAPITAL LP

By: __________________________
 Name:
 Title:

Agreed to and Accepted as
of the date first above written:

__________________________
Name:

EXHIBIT A

Board of Directors Proposed Resolution – Agenda Item 3.2(A)

Distribution of a Dividend out of General Legal Reserves From Capital Contribution
(following a release and allocation of General Legal Reserves From Capital Contribution to Dividend Reserve From Capital Contribution)

The Board of Directors’ proposed shareholder resolution is set forth below.  The Icahn Group recommends that you vote “AGAINST” this resolution.

Shareholder Resolution

“It is hereby resolved as follows:

(1)    A dividend in the amount of USD 2.24 per share of the Company (the "Per Share USD Dividend Amount ," and the aggregate Per Share USD Dividend Amount, calculated on the basis of the total number of shares outstanding as of the 2013 Annual General Meeting, excluding any shares held by the Company or any of its direct or indirect subsidiaries, the "Aggregate USD Dividend Amount ") shall be distributed out of the dividend reserve from capital contribution (expressed in CHF and amounting to CHF 1,595,054,382) pursuant to the proposal of the Board of Directors under Agenda Item 3 (the "Dividend Reserve "); the dividend shall be payable in four equal installments of USD 0.56 per share of the Company outstanding (excluding any shares held by the Company or any of its direct or indirect subsidiaries) on the record date for the applicable installment (each such installment hereinafter a "Per Share Quarterly USD Dividend Amount ;" each date on which a Per Share Quarterly USD Dividend Amount is paid hereinafter an "Installment Date ;" and the aggregate Per Share Quarterly USD Dividend Amount payable on an Installment Date, calculated on the basis of the total number of shares outstanding as of the record date for the relevant Per Share Quarterly USD Dividend Amount, the "Aggregate Quarterly USD Dividend Amount ");

provided, however, that:

(a)    if, on the date of the 2013 Annual General Meeting, the Aggregate USD Dividend Amount exceeds, when converted into CHF at a USD/CHF exchange rate prevailing on or about the date of the 2013 Annual General Meeting as determined by the Board of Directors or, upon due authorization by the Board of Directors, the Company's executive management, in its reasonable discretion, the Dividend Reserve (expressed in CHF), the proposed Per Share USD Dividend Amount shall be reduced such that the Aggregate USD Dividend Amount, converted into CHF at a USD/CHF exchange rate prevailing on or about the date of the 2013 Annual General Meeting as determined by the Board of Directors or, upon due authorization by the Board of Directors, the Company's executive management, in its reasonable discretion, is at a maximum equal to the Dividend Reserve (expressed in CHF); and

provided, further, that:

(b)    if any Aggregate Quarterly USD Dividend Amount, when converted into CHF at a USD/CHF exchange rate prevailing on or about the record date for that Aggregate Quarterly USD Dividend Amount as determined by the Board of Directors or, upon due authorization by the Board of Directors, the Company's executive management, in its reasonable discretion, exceeds the Dividend Reserve amount (expressed in CHF) as of the record date for that Aggregate Quarterly USD Dividend Amount, taking into account the payment of any preceding Aggregate Quarterly USD Dividend Amount (if any) (the Dividend Reserve so calculated hereinafter the "Remaining Dividend Reserve "), the Per Share Quarterly USD Dividend Amount shall be reduced such that the Aggregate Quarterly USD Dividend Amount, converted into CHF at a USD/CHF exchange rate prevailing on or about the record date for such Aggregate Quarterly USD Dividend Amount as determined by the Board of Directors or, upon due authorization by the Board of Directors, executive management in its reasonable discretion, is at a maximum equal to the Remaining Dividend Reserve; and

provided, further, that:

(c)    the Board of Directors or, upon due authorization by the Board of Directors, the Company's executive management, in its reasonable discretion, shall at any time have the authority to, in its discretion, accelerate or otherwise change the timing of the payment of the Per Share Quarterly USD Dividend Amount or to pay on an Installment Date more than one Per Share Quarterly USD Dividend Amount.

(2)    Shareholders may, upon the terms and conditions provided by the Board of Directors in its reasonable discretion, elect, during the election period as determined by the Board of Directors or, upon due authorization by the Board of Directors, the Company's executive management, to receive any Per Share Quarterly USD Dividend Amount in CHF (subject to the downward adjustments in accordance with the principles set forth above under (1)), at the USD/CHF exchange rate prevailing on or about the record date for the relevant Per Share Quarterly USD Dividend Amount, as determined by the Board of Directors or, upon due authorization by the Board of Directors, the Company's executive management, in its discretion.

(3)    It shall be the task of the Board of Directors or, upon due authorization by the Board of Directors, the Company's executive management to execute this resolution of the 2013 Annual General Meeting, including, but not limited to, reducing as appropriate the Per Share USD Dividend Amount and/or the Per Share Quarterly USD Dividend Amount, setting the record dates, the ex-dividend dates, the Installment Dates, and determining the duration of the election period to request payment of the Per Share Quarterly USD Dividend Amount in CHF and, for purposes of such election, the applicable USD/CHF exchange rate. As specified in the Articles of Association, the Board of Directors will determine the date from which shares newly issued out of the authorized share capital of the Company are entitled to dividend payments. Shares newly issued out of the conditional share capital are entitled to dividend payments if such shares are issued and outstanding on or before the record date for the relevant Per Share Quarterly USD Dividend Amount. For the avoidance of doubt, shareholders who sell their shares prior to the relevant record date lose their dividend entitlement and transfer such entitlement to the purchaser(s) of their shares.

(4)    Any Dividend Reserve amount remaining after the payment of the final Aggregate Quarterly USD Dividend Amount shall, by operation of this shareholder resolution, be immediately reallocated to the account "General legal reserves - Reserve from capital contribution," included in the Company's statutory standalone balance sheet, without any requirement that such reallocation be approved by the Board of Directors or the general meeting of shareholders.”

EXHIBIT B

Icahn Group Proposed Resolution – Agenda Item 3.2(B)

Distribution of a Dividend out of General Legal Reserves From Capital Contribution
(following a release and allocation of General Legal Reserves From Capital Contribution to Dividend Reserve From Capital Contribution)

The Icahn Group’s proposed shareholder resolution is set forth below.  The Icahn Group recommends that you vote “FOR” this resolution.

Shareholder Resolution

It is hereby resolved as follows:

(1)           CHF 2,110,000,000.00 be released from "legal reserve, reserve from capital contributions", and such amount be allocated to "free reserve, dividend reserve from capital contributions" ("Dividend Reserve").

(2)           A dividend in the amount of USD 4.00 per share of the Company (the "Per Share USD Dividend Amount", and the aggregate Per Share USD Dividend Amount, calculated on the basis of the total number of shares outstanding as of the 2013 Annual General Meeting, excluding any shares held by the Company or any of its direct or indirect subsidiaries, the "Aggregate USD Dividend Amount") be distributed out of the Dividend Reserve (expressed in CHF and amounting to CHF 2,110,000,000.00, or approximately USD 6.00 per share based on a USD/CHF exchange rate of CHF 0.9410 per USD 1 in effect on March 5, 2013) pursuant to the proposal of High River Limited Partnership under the relevant agenda item [•] [Release and Allocation from 'Legal Reserve, Reserve From Capital Contributions', to 'Free Reserve, Dividend Reserve From Capital Contributions' (the "Dividend Reserve"); Dividend Distribution out of the Dividend Reserve]; the dividend shall be payable in four equal quarterly installments of USD 1.00 per share of the Company, set for June 2013, September 2013, December 2013 and March 2014, on the basis of the total number of shares outstanding (excluding any shares held by the Company or any of its direct or indirect subsidiaries), on the record date for the applicable installment (each such installment hereinafter a "Per Share Quarterly USD Dividend Amount"; each date on which a Per Share Quarterly USD Dividend Amount is paid hereinafter an "Installment Date"; and the aggregate Per Share Quarterly USD Dividend Amount payable on an Installment Date, calculated on the basis of the total number of shares outstanding as of the record date for the relevant Per Share Quarterly USD Dividend Amount, the "Aggregate Quarterly USD Dividend Amount");

provided, however, that:

(a)           if, on the date of the 2013 Annual General Meeting, the Aggregate USD Dividend Amount exceeds, when converted into CHF at a USD/CHF exchange rate prevailing on or about the date of the 2013 Annual General Meeting as determined by the Board of Directors or, upon due authorization by the Board of Directors, executive management, in its reasonable discretion, the Dividend Reserve (expressed in CHF), the proposed Per Share USD Dividend Amount shall be reduced such that the Aggregate USD Dividend Amount, converted into CHF at a USD/CHF exchange rate prevailing on or about the date of the 2013 Annual General Meeting as determined by the Board of Directors or, upon due authorization by the Board of Directors, executive management, in its reasonable discretion, is at a maximum equal to the Dividend Reserve (expressed in CHF); and

provided, further, that

(b)           if any Aggregate Quarterly USD Dividend Amount, when converted into CHF at a USD/CHF exchange rate prevailing on or about the record date for that Aggregate Quarterly USD Dividend Amount as determined by the Board of Directors or, upon due authorization by the Board of Directors, executive management, in its reasonable discretion, exceeds the Dividend Reserve amount (expressed in CHF) as of the record date for that Aggregate Quarterly USD Dividend Amount, taking into account the payment of any preceding Aggregate Quarterly USD Dividend Amount (if any) (the Dividend Reserve so calculated hereinafter the "Remaining Dividend Reserve"), the Per Share Quarterly USD Dividend Amount shall be reduced such that the Aggregate Quarterly USD Dividend Amount, converted into CHF at a USD/CHF exchange rate prevailing on or about the record date for such Aggregate Quarterly USD Dividend Amount as determined by the Board of Directors or, upon due authorization by the Board of Directors, executive management in its reasonable discretion, is at a maximum equal to the Remaining Dividend Reserve.

(3)           Shareholders may, upon the terms and conditions provided by the Board of Directors in its reasonable discretion, elect, during the election period as determined by the Board of Directors or, upon due authorization by the Board of Directors, executive management, in its reasonable discretion, to receive any Per Share Quarterly USD Dividend Amount in CHF (subject to the downward adjustments in accordance with the principles set forth above under (1)), at the USD/CHF exchange rate prevailing on or about the record date for the relevant Per Share Quarterly USD Dividend Amount, as determined by the Board of Directors or, upon due authorization by the Board of Directors, executive management, in its discretion.

(4)           It shall be the task of the Board of Directors or, upon due authorization by the Board of Directors, executive management to execute this resolution of the 2013 Annual General Meeting, including, but not limited to, setting the record date (and thus, indirectly, the ex-dividend date), the Installment Dates and determining the duration of the election period to request payment of Per Share Quarterly USD Dividend Amount in CHF. As specified in the Articles of Association, the Board of Directors will determine the date from which shares newly issued out of the authorized share capital of the Company are entitled to dividend payments. Shares newly issued out of the conditional share capital are entitled to dividend payments if such shares are issued and outstanding on or before the record date for the relevant Per Share Quarterly USD Dividend Amount. For the avoidance of doubt, shareholders who sell their shares prior to the relevant record date lose their dividend entitlement and transfer such entitlement to the purchaser(s) of their shares.

(5)           Any Dividend Reserve amount remaining after the payment of the final Aggregate Quarterly USD Dividend Amount shall, by operation of this shareholder resolution, be immediately reallocated to the account "legal reserve, reserve from capital contributions," included in the Company's statutory standalone balance sheet, without any requirement that such reallocation be approved by the Board of Directors or the general meeting of shareholders.

IMPORTANT

1. If your Shares are held in your own name, please mark, date and mail the enclosed Proxy Card in the postage-paid envelope provided to the independent representative at:

Rainer Hager
Attorney at law and Notary
Schweiger, Advokatur/Notariat
Dammstrasse 19
CH-6300 Zug
Switzerland

2.           If your Shares are held in the name of a brokerage firm, bank nominee or other institution, only it can vote such Shares and only upon receipt of your specific instructions. Accordingly, you should contact the person responsible for your account and give instructions for a Proxy Card to be signed representing your Shares.

3.           If you have already submitted a Proxy Card to the Company or the independent representative for the Annual General Meeting, you may change your vote to follow the recommendations of the Icahn Group, including voting FOR the Icahn Nominees, by marking, signing, dating and returning the enclosed Proxy Card, which must be dated after any proxy you may have submitted to the Company or the independent representative, as applicable. ONLY YOUR LATEST DATED PROXY CARD FOR THE ANNUAL GENERAL MEETING WILL COUNT AT THE ANNUAL GENERAL MEETING.

If you have any questions or require any assistance in executing your proxy, please call:

D.F. King & Co., Inc.
Shareholders call toll-free: (800) 347-4750
Banks and Brokerage Firms call: (212) 269-5550

[PRELIMINARY COPY OF PROXY CARD, SUBJECT TO COMPLETION]

Transocean Ltd.
Admission Card

If you choose to personally attend and exercise your voting rights at the Transocean Ltd. Annual General Meeting on May 17, 2013 at 5:00 p.m., Swiss time, at the Theater Casino Zug, Artherstrasse 2-4, CH-6300 Zug, Switzerland, please mark the appropriate box on the Proxy Card on the reverse side, sign and date the Proxy Card on the reverse side and return it in the enclosed postage pre-paid envelope arriving no later than [             , 2013].  In addition, please present this detached card, together with proof of identification, at the admission office prior to the meeting, if you hold several admission cards, please present all of them for validation at the meeting.

Your vote is important.  To ensure the shares are represented, you should complete, sign and date the below proxy card and return it promptly in the enclosed postage pre-paid envelope, whether or not you intend to attend the meeting.  You may revoke your proxy and vote in person if you decide to attend the meeting.

You Must Separate This Admission Card Before Returning the Proxy Card in the Enclosed Envelope.

Please note that the proxy statement and other materials regarding the Annual General Meeting are available at www.dfking.com/rig.

▼PLEASE DETACH PROXY CARD HERE, AND SIGN, DATE AND RETURN IN THE ENVELOPE PROVIDED▼
---------------------------------------------------------------------------------------------------------------------

TRANSOCEAN LTD.
THIS PROXY IS BEING SOLICITED ON BEHALF OF THE ICAHN GROUP

This Proxy Card is for use at the Annual General Meeting of Shareholders of Transocean Ltd., a Swiss Corporation (“Transocean”), or any adjournment or postponement thereof (the “Meeting”), to be held on May 17, 2013 at 5:00 p.m. Swiss time at the Theater Casino Zug, Artherstrasse 2-4, CH-8300 Zug, Switzerland.

IMPORTANT NOTE: Please sign, date and return this Proxy Card in the enclosed postage pre-paid envelope to the Innisfree address (if granting a proxy to the independent representative, Rainer Hager, Attorney at Law and Notary, Innisfree will forward your Proxy Card to such representative).

We urge you to return your proxy card as soon as possible.  Any proxy card must be received no later than 8:00 a.m. Eastern Daylight Time (EDT), 2:00 p.m. Swiss time, on May 17, 2013.  Votes indicated in proxy cards received after such date and time will not be voted at the 2013 annual general meeting.

INDICATE ON THE REVERSE SIDE OF THIS PROXY CARD WHETHER:

The signatory, revoking any proxy heretofore given in connection with the Meeting, appoints Transocean as proxy, with full powers of substitution to represent the signatory at the Meeting and to vote all shares the signatory is entitled to vote at such Meeting on all matters properly presented at the Meeting,

or

The signatory, revoking any proxy heretofore given in connection with the Meeting appoints the independent representative, Rainer Hager (the “Independent Representative”), as proxy, with full powers of substitution, to represent the signatory at the Meeting and to vote all shares the signatory is entitled to vote at such Meeting on all matters properly presented at the Meeting.

Please also provide your specific voting instructions by marking the applicable instruction boxes on the reverse side of this Proxy Card.

If you do not provide specific instructions in relation to one or several agenda items, your voting rights will be exercised in the manner proposed by the Board of Directors “FOR” proposals 1, 2, 3.1, 3.2(A), 4, 7, 8 and “FOR” each Company Nominee listed in proposals 6A-6E and “AGAINST” each Icahn Group Nominee listed in proposals 6F-6H.  Since the Board of Directors is not making a recommendation for proposal 5, your voting rights will be exercised as “ABSTAIN” for proposal 5 if you do not provide specific voting instructions for this proposal.

If you do not specify instructions otherwise, in the event of any modifications to agenda items or proposals identified on this Proxy Card or other agenda items or proposals brought at this meeting (“Ad Hoc Proposals”) on which voting is permissible under Swiss law, Transocean or the Independent Representative, as applicable, will vote the shares in accordance with the respective recommendation of the Board of Directors.

If you return the Proxy Card without indicating whether you appoint Transocean or the Independent Representative as your proxy, the Proxy Card will be treated as an authorization of Transocean to act as your proxy.

The undersigned hereby acknowledges receipt of notice of, and the proxy statement for, the aforesaid Meeting.

IMPORTANT VOTING INSTRUCTIONS REGARDING PROPOSALS 3 AND 6

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Proposal 3:                           At the 2013 Annual General Meeting, shareholders will have the ability to vote on whether the Company should pay a dividend and, if approved, the amount of the dividend.  The Company and the Icahn Group have each provided a proposal for the amount of the dividend.  Shareholders should first cast a vote on whether to approve the principle of a dividend (i.e., whether or not the Company should pay any dividend) (Proposal 3.1).  Shareholders should then cast a vote on the amount of such dividend by voting “FOR” either the Company Distribution Proposal (Proposal 3.2(A)) or “FOR” the Icahn Group Distribution Proposal (Proposal 3.2(B)), but not “FOR” both; only the proposal having received the greater number of “FOR” votes will be considered passed.  If any shareholder casts a “FOR” vote on Proposal 3.2(A) and a “FOR” vote on Proposal 3.2(B), that vote will be considered invalid and will not be counted. Shareholders are encouraged to provide instructions on Proposal 3.2 regardless of how they vote on Proposal 3.1.

The Icahn Group Recommends a Vote “FOR” The Dividend (Proposal 3.1) and “FOR” the Icahn Group’s proposed $4.00 per share Dividend (Proposal 3.2(B)).

The Board of Directors Of The Company Recommends a Vote “FOR” The Dividend (Proposal 3.1) and “FOR” the Company’s $2.24 per share Dividend (Proposal 3.2(A)).

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Proposal 6:                                Shareholders can elect five directors at the 2013 Annual General Meeting.  The Company has nominated five candidates and the Icahn Group has nominated three candidates for these five seats.  A shareholder may cast a “FOR” vote for any five of the eight nominees.  If any shareholder casts a “FOR” vote for more than five nominees, any of such shareholder’s votes on proposal 6 will be considered invalid and will not be counted.   In addition, a shareholder may vote “AGAINST” or “ABSTAIN” from voting for any of the remaining three candidates, and either such selection for a particular candidate will not count in determining whether such candidate is among the five candidates receiving the most “FOR” votes and therefore elected to the Board of Directors of the Company.  The five nominees having received the greater number of “FOR” votes will be considered elected.  Your vote “AGAINST” or to “ABSTAIN” from voting for any candidate will have the same effect as a withhold vote since, under a plurality voting system, only the five candidates receiving the most “FOR” votes will be elected to the Board of Directors of the Company.

The Icahn Group Recommends A Vote “FOR" John J. Lipinski, José Maria Alapont, Samuel Merksamer, Frederico F. Curado and Steven L. Newman and "AGAINST" Thomas W. Cason, Robert M. Sprague and J. Michael Talbert as directors.

The Board Of Directors Of the Company Recommends A Vote “FOR” the Company Nominees and “AGAINST” the Icahn Nominees.

▼PLEASE DETACH PROXY CARD HERE, AND SIGN, DATE AND RETURN IN THE ENVELOPE PROVIDED▼
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X	Please mark your vote as in this example

THE ICAHN GROUP RECOMMENDS A VOTE “FOR” PROPOSALS  3.1, 3.2(B), 5 AND 7, “FOR” EACH OF STEVEN L. NEWMAN LISTED IN PROPOSAL 6A, FREDERICO F. CURADO, LISTED IN PROPOSAL 6E AND “FOR” EACH OF THE ICAHN NOMINEES, JOHN J. LIPINSKI, JOSE MARIA ALAPONT AND SAMUEL MERKSAMER, LISTED IN PROPOSALS 6F, 6G AND 6H, AND “AGAINST” PROPOSALS 3.2(A) AND 4, AND “AGAINST” THE COMPANY NOMINEES LISTED IN PROPOSALS 6B, 6C AND 6D.  THE ICAHN GROUP IS NOT MAKING A RECOMMENDATION WITH RESPECT TO PROPOSALS 1, 2 OR 8.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3.1, 3.2(A), 4, 7, 8, AND “FOR” EACH COMPANY NOMINEE LISTED IN PROPOSALS 6A-6E AND “AGAINST” EACH ICAHN GROUP NOMINEE LISTED IN PROPOSALS 6F-6H.  THE BOARD OF DIRECTORS IS NOT MAKING A RECOMMENDATION WITH RESPECT TO PROPOSAL 5.

1. Approval of the 2012 Annual Report including the Consolidated Financial Statement of Transocean Ltd. for Fiscal Year 2012 and the Statutory Financial Statements of Transocean Ltd. for Fiscal Year 2012
	FOR	AGAINST	ABSTAIN	6. Elections to the Board of Directors
7.  Appointment of Ernst & Young  LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2013 and Reelection of Ernst & Young Ltd. Zurich as the Company’s Auditor for a Further One-Year Term
									FOR	AGAINST	ABSTAIN
2. Appropriation of the Available Earnings for Fiscal Year 2012	FOR	AGAINST	ABSTAIN
VOTE “FOR” ONLY FIVE NOMINEES IN TOTAL (IF YOU VOTE FOR MORE THAN FIVE NOMINEES ALL OF YOUR VOTES ON PROPOSAL 6 WILL BE INVALID AND WILL NOT BE COUNTED.  YOU MAY ALSO VOTE AGAINST OR ABSTAIN FROM VOTING FOR ANY OF THE REMAINING THREE CANDIDATES)

Election of Company Nominees
								8. Advisory Vote to Approve Named Executive Officer Compensation	FOR	AGAINST	ABSTAIN
3. Distribution				6A. Steven L. Newman	FOR	AGAINST	ABSTAIN
3.1 Approval of the Company’s Payment of a Dividend in Principle.	FOR	AGAINST	ABSTAIN	6.B Thomas W. Cason	FOR	AGAINST	ABSTAIN	The signatory appointments Transocean as proxy	YES	NO
     3.2  Distribution Amount which is conditioned on the approval of Proposal 3.1. Mark either 3.2(A) or 3.2(B) but not both (if you vote for both 3.2(A) and 3.2(B) your vote will be invalid and will not be counted)
				6.C. Robert M. Sprague	FOR	AGAINST	ABSTAIN	The signatory appoints the Independent Representative, Rainer Hager, as proxy
3.2(A) Company Distribution Proposal, in an amount of USD 2.24 per share.	FOR	AGAINST	ABSTAIN	6.D J. Michael Albert	FOR	AGAINST	ABSTAIN	The signatory will personally attend the Meeting to vote all shares the signatory is entitled to vote at the Meeting
3.2(B) Icahn Group Distribution Proposal, in an amount of USD 4.00 per share.	FOR	AGAINST	ABSTAIN	6.E Federico F. Curado	FOR	AGAINST	ABSTAIN
4. Readoption of Authorized Share Capital, allowing the Board of Directors to issue up to a maximum of 74,728,750 shares of the Company	FOR	AGAINST	ABSTAIN	Election of Icahn Nominees
5. Repeal of Staggered Board	FOR	AGAINST	ABSTAIN	6.F John J. Lipinski	FOR □	AGAINST	ABSTAIN
				6.G Jose Maria Alapont	FOR	AGAINST	ABSTAIN
				6.H Samuel Merksamer	FOR	AGAINST	ABSTAIN

Date:  ____________________________________________, 2013

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Signature

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Signature (Joint Owners)

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Title

NOTE: The signature on this Proxy Card should correspond exactly with the shareholder’s name as printed above.  In the case of joint tenancies, co-executors, or co-trustees, each should sign.  Person signing as Attorney, Executor, Administrators, Trustee or Guardian should give full title.

In the event of any modifications to agenda items or proposals identified on this Proxy Card or other agenda items or proposals brought at the Meeting on which voting is permissible under Swiss law, Transocean or the Independent Representative, as applicable, will vote the shares in accordance with the respective recommendation of the Board of Directors.

[PRELIMINARY COPY OF PROXY CARD, SUBJECT TO COMPLETION]